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                                                                   EXHIBIT 10.18

                                  OFFICE LEASE

                             100 CALIFORNIA STREET
                           SAN FRANCISCO, CALIFORNIA

                     WHLNF REAL ESTATE LIMITED PARTNERSHIP
                        a Delaware limited partnership,

                                  as Landlord,

                                      and

                  MYPOINTS.COM, INC., a Delaware corporation,

                                   as Tenant
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                               TABLE OF CONTENTS

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                                                                                            Page
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ARTICLE 1                REAL PROPERTY, BUILDING AND PREMISES................................1
ARTICLE 2                LEASE TERM..........................................................2
ARTICLE 3                BASE RENT...........................................................2
ARTICLE 4                ADDITIONAL RENT.....................................................2
ARTICLE 5                USE OF PREMISES.....................................................6
ARTICLE 6                SERVICES AND UTILITIES..............................................6
ARTICLE 7                REPAIRS.............................................................7
ARTICLE 8                ADDITIONS AND ALTERATIONS...........................................8
ARTICLE 9                COVENANT AGAINST LIENS..............................................8
ARTICLE 10               INDEMNIFICATION AND INSURANCE.......................................8
ARTICLE 11               DAMAGE AND DESTRUCTION.............................................10
ARTICLE 12               CONDEMNATION.......................................................11
ARTICLE 13               COVENANT OF QUIET ENJOYMENT........................................11
ARTICLE 14               ASSIGNMENT AND SUBLETTING..........................................11
ARTICLE 15               SURRENDER; OWNERSHIP AND REMOVAL OF TRADE FIXTURES.................13
ARTICLE 16               HOLDING OVER.......................................................13
ARTICLE 17               ESTOPPEL CERTIFICATES..............................................14
ARTICLE 18               SUBORDINATION......................................................14
ARTICLE 19               TENANTS DEFAULTS; LANDLORD'S REMEDIES..............................14
ARTICLE 20               [INTENTIONALLY DELETED]............................................16
ARTICLE 21               COMPLIANCE WITH LAW................................................16
ARTICLE 22               ENTRY BY LANDLORD..................................................16
ARTICLE 23               MISCELLANEOUS PROVISIONS...........................................16

EXHIBITS

A    OUTLINE
B    TENANT WORK LETTER
C    AMENDMENT TO LEASE
D    RULES AND REGULATIONS
E    FORM OF TENANTS ESTOPPEL CERTIFICATE
F    ASBESTOS NOTIFICATION
G    TENANT CERTIFICATE AND SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
H    INITIAL FIRST OFFER SPACE
EXTENSION OPTION RIDER
LETTER OF CREDIT RIDER
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                             100 CALIFORNIA STREET

                       SUMMARY OF BASIC LEASE INFORMATION

     This Summary of Basic Lease Information ("Summary") is hereby incorporated into and made a part of the attached Office Lease. Each reference in the Office Lease to any term of this Summary shall have the meaning as set forth in this Summary for such term. In the event of a conflict between the terms of this Summary and the Office Lease, the terms of the Office Lease shall prevail. Any capitalized terms used herein and not otherwise defined herein shall have the meaning as set forth in the Office Lease.

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           TERMS OF LEASE
(REFERENCES ARE TO THE OFFICE LEASE)                              DESCRIPTION

1. Date:                                                          November 16, 1999.

2. Landlord:                                                      WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                                                                  a Delaware limited partnership

3. Address of Landlord's Agent (Section 23.19):                   Legacy Partners Commercial, Inc.
                                                                  101 Lincoln Centre Drive, 4th Floor
                                                                  Foster City, California 94404
                                                                  Attn: Portfolio Vice President

                                                                  with a copy to:

                                                                  Legacy Partners Commercial, Inc.
                                                                  100 California Street, Suite 770
                                                                  San Francisco, California 94111
                                                                  Attn: Property Manager

4. Tenant:                                                        MYPOINTS.COM, INC., a Delaware corporation.

5. Address of Tenant (Section 23.19):                             MyPoints.com, Inc.
                                                                  565 Commercial Street, 4th Floor
                                                                  San Francisco, California 94111
                                                                  Attention: Tom Caldwell, CFO

                                                                  (Prior to Lease Commencement Date)

                                                                  and

                                                                  Mypoints.com
                                                                  100 California Street, Suite 1200
                                                                  San Francisco, California 94111
                                                                  Attention: Chaz Berman

                                                                  (After Lease Commencement Date)

6. Premises (Article 1):                                          Approximately 38,386 rentable square feet of space which is the entirety of the space located on the eleventh (11th) and twelfth
                                                                  (12th) floors of the Building, as designated on Exhibit A attached hereto. The eleventh floor space consists of approximately 19,193 rentable square feet and is sometimes referred to herein as the
                                                                  "ELEVENTH FLOOR SPACE." The twelfth floor space consists of approximately 19,193 rentable square feet of space and is
                                                                  sometimes referred to herein as the "TWELFTH FLOOR SPACE."

7. Term (Article 2):

   7.1    Lease Term:                                             Seven (7) years.

   7.2    Lease Commencement Date:                                The earlier to occur of (i) the date upon which Tenant first commences to conduct business in any portion of the Premises other than, to the extent the Temporary Space Agreement (as defined below) is in full force and effect, the portion of the Premises described as the Temporary Premises in the Temporary Space
                                                                  Agreement, or (ii) that date which is ninety (90) days after
                                                                  Landlord tenders possession of the Twelfth Floor Space to Tenant.
                                                                  Landlord estimates that it will tender possession of the Twelfth
                                                                  Floor Space to Tenant on January 3, 2000. As used herein, the
                                                                  "Temporary Space Agreement" is that agreement by and between
                                                                  Landlord and Tenant for a portion of the Eleventh Floor Space which shall be executed concurrently with this Lease.
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   7.3    Eleventh Floor Start Date:                              The earlier to occur of (i) the date upon which Tenant first commences to conduct business in any portion of the Eleventh Floor
                                                                  Space other than, to the extent such Temporary Space Agreement is in full force and effect, the portion of the Eleventh Floor Space described as the Temporary Premises in that certain Temporary
                                                                  Space Agreement by and between Landlord and Tenant, or (ii) that date which is ninety (90) days after Landlord tenders possession of the Eleventh Floor Space to Tenant, Landlord estimates that it will tender possession of the Eleventh Floor Space to Tenant on
                                                                  September 15, 2000.

   7.4     Lease Expiration Date:                                 The last day of the month in which the seventh anniversary of the
                                                                  Lease Commencement Date occurs.

   7.5     Lease Amendment:                                       Landlord and Tenant shall confirm the Lease Commencement Date, the
                                                                  Eleventh Floor Start Date and the Lease Expiration Date in an
                                                                  Amendment to Lease (Exhibit C) to be executed pursuant to Article
                                                                  2 of the Office Lease.

8. Base Rent (Article 3):                                         During the first (1st) Lease Year of the initial Lease Term, the
                                                                  Base Rent for the Premises shall be calculated separately for each of the Twelfth Floor Space and the Eleventh Floor Space, as
                                                                  follows:

                                                                  (i)  the Annual Base Rent payable for the Twelfth Floor Space shall equal $834,895.00 (i.e., $43.50 per rentable square
                                                                       foot of the Twelfth Floor Space), and shall be payable in
                                                                       equal monthly installments of $69,574.63 from the Lease
                                                                       Commencement Date through the end of the first (1st) year of the initial Lease Term (such period is the First Lease Year);
                                                                       and

                                                                  (ii) the Annual Base Rent payable for the Eleventh Floor Space shall equal $834,895.00 (i.e., $43.50 per rentable square
                                                                       foot of the Eleventh Floor Space), and shall be payable in equal monthly installments of $69,574.63 from the Eleventh
                                                                       Floor Start Date through the end of the first (1st) year of the initial Lease Term (such period is a portion of the First
                                                                       Lease Year).

                                                                       During the second (2nd) and each succeeding Lease Year of the initial Lease Term, the Base Rent payable for the Premises shall be calculated for all of the Premises (i.e., the
                                                                       Twelfth Floor Space and the Eleventh Floor Space) in the
                                                                       aggregate as follows:

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          Lease Year
      (Beginning with                                                 Monthly Installment                     Annual Rental Rate per
     Second Lease Year)         Annual Base Rent                         of Base Rent                          Rentable Square Foot
     ------------------         ----------------                      -------------------                     ----------------------
            2                     $1,708,177.00                           $142,348.08                                  $44.50
            3                     $1,746,563.00                           $145,546.91                                  $45.50
            4                     $1,784,949.00                           $148,745.75                                  $46.50
            5                     $1,823,335.00                           $151,944.58                                  $47.50
            6                     $1,861,721.00                           $155,143.41                                  $48.50
            7                     $1,900,107.00                           $158,342.25                                  $49.50
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   9.1    Base Year:                                              Calendar year 2000; provided, however, that in the event that
                                                                  Landlord shall deliver the Eleventh Floor Space to Tenant after
                                                                  October 1, 2000, for purposes of calculating Tenant's Share of
                                                                  Direct Expenses for the Eleventh Floor Space, the Base Year shall be calendar year 2001.

   9.2    Tenant's Share of Direct Expenses:                      Until the Eleventh Floor Start Date, Tenant's Share shall equal
                                                                  7.03% (19,193 rentable square feet within the Twelfth Floor
                                                                  Space/273,084 rentable square feet within the Building). Upon the
                                                                  Eleventh Floor Start Date, Tenant's Share shall be increased by
                                                                  7.03% to 14.06% (38,386 rentable square feet within the
                                                                  Premises/273,084 rentable square feet within the Building.)

10. Brokers (Section 23.25):                                      The CAC Group and Rosen & Reynolds
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11.   Letter of Credit (Letter of Credit Rider):                  $1,933,694.70, subject to reduction as set forth in the Letter of
                                                                  Credit Rider.

12.   Right of First Offer (Section 1.4):                         Tenant has rights of first offer to lease space located on the seventh (7th) floor of the Building, as more particularly
                                                                  described in Section 1.4 of the Lease.

13.   Option to Extend (Extension Option Rider):                  Tenant has one (1) five (5) year option to extend the Lease Term.

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                             100 CALIFORNIA STREET

                                  OFFICE LEASE

     This Office Lease, which includes the preceding Summary attached hereto and incorporated herein by this reference (the Office Lease and Summary to be known sometimes collectively hereafter as the "Lease"), dated as of the date set forth in Section 1 of the Summary, is made by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and MYPOINTS.COM, INC. a Delaware corporation, ("TENANT").

                                   ARTICLE 1

                      REAL PROPERTY, BUILDING AND PREMISES

     1.1 Real Property, Building and Premises. Upon and subject to the terms, covenants and conditions hereinafter set forth in this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 6 of the Summary (the "PREMISES"), which Premises are part of the building (the "BUILDING") located at 100 California Street, San Francisco, California. The outline of the floor plan of the Premises is set forth in Exhibit A attached hereto. The Building, any outside plaza areas, land and other improvements surrounding the Building which are designated from time to time by Landlord as common areas appurtenant to or servicing the Building, and the land upon which any of the foregoing are situated, are herein sometimes collectively referred to as the "REAL PROPERTY." Tenant is hereby granted the right to the nonexclusive use of the common corridors and hallways, stairwells, elevators, restrooms and other public or common areas located on the Real Property; provided, however, that (i) the manner in which such public and common areas are maintained and operated shall be at the sole discretion of landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time, and (ii) Tenant shall have no right to use any portion of the Building or of the Real Property for parking for Tenant or Tenant's employees, visitors and/or invitees. Landlord reserves the right to make alterations or additions to or to change the location of elements of the Real Property and the common areas thereof.

     1.2 Condition of Premises. Except as expressly set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B, Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Premises, and Tenant shall accept the Twelfth Floor Space in its "As Is" condition on the Lease Commencement Date and the Eleventh Floor Space in its "As Is" condition on the Eleventh Floor Start Date.

     1.3 Rentable Square Feet. The parties hereby stipulate that the Premises contain the rentable square feet set forth in Section 6 of the Summary, and such square footage amount is not subject to adjustment or remeasurement by Landlord or Tenant. Accordingly, there shall be no adjustments in the Base Rent or other amounts set forth in this Lease which are determined based upon rentable square feet of the Premises.

     1.4 Right of First Offer. During the first two (2) years of the initial Lease Term, Tenant shall have the one-time right of first offer to lease that certain space containing 9,800 rentable square feet of space and located on the seventh (7th) floor of the Building as further described on Exhibit 11 attached hereto (the "INITIAL FIRST OFFER SPACE"), which becomes available for lease as provided hereinbelow as determined by Landlord. As of the date of this Lease, landlord estimates that the Initial First Offer Space will be available for lease by Tenant on or about September 1, 2001. In addition, in the event Tenant has exercised its right of first offer with respect to the Initial First Offer Space, during the period which commences on the date Tenant exercises its right of first offer with respect to the Initial First Offer Space and continuing until the last day of the third (3rd) year of the initial Lease Term (the "Additional First Offer Period") Tenant shall have the right of first offer to lease any space (other than the Initial First Offer Space) located on the seventh (7th) floor of the Building (the "ADDITIONAL FIRST OFFER SPACE"), which becomes available for lease as provided hereinbelow during the Additional First Offer Period as determined by Landlord. The Initial First Offer Space and the Additional First Offer Space are collectively referred to herein as the "FIRST OFFER SPACE." For purposes hereof, the First Offer Space shall become available for lease following the expiration or earlier termination of the current tenant's lease therefor (including renewals whether or not such renewal is pursuant to an express written provision in such lease and regardless of whether any such renewal is consummated pursuant to a new lease or lease amendment), and after the tenant thereunder has vacated such space. Notwithstanding anything herein to the contrary, Tenant's right of first offer set forth herein for the Additional First Offer Space shall be subject and subordinate to all expansion, first offer and similar rights currently set forth in any lease for space in the Building which has been executed as of the date of execution of this Lease (collectively, the "SUPERIOR RIGHTS").

          1.4.1 Term of First Offer. Landlord shall give Tenant written notice (the "FIRST OFFER NOTICE") that the First Offer Space will or has become available for lease by Tenant as provided above (as such availability is determined by Landlord) pursuant to the terms of Tenant's right of first offer, as set forth in this Section 1.4, provided that no holder of Superior Rights desires to lease all or any portion of such space; provided, however, that with respect to the Initial First Offer Space, Landlord shall deliver such First Offer Notice eight (8) months prior to the date Landlord anticipates that the Initial First Offer Space will become available for lease by Tenant; provided further, with respect to the Additional First Offer Space, Landlord shall only be required to deliver such First Offer Notice during the Additional First Offer Period. Any such Landlord's First Offer Notice delivered by Landlord in accordance with the provisions of Section 1.4 above shall set forth the terms upon which Landlord would lease the First Offer Space to Tenant, including, without limitation (i) the anticipated date upon which the First Offer Space will be available for Lease by Tenant and the commencement date therefor, (ii) a schedule of construction of tenant improvements for the First Offer Space, if any, (iii) the Base Rent payable for the First Offer Space, which shall be equal to the Fair Market Rental Rate for the First Offer Space (as defined in this
Section 1.4.1 below), and (iv) the term of the lease for such space which shall in all events be coterminous with the Lease Term for the original Premises. As used herein the "FAIR MARKET RENTAL RATE" payable by Tenant for the First Offer Space (the "FIRST OFFER RENT") shall be equal to the Fair Market Rental Rate for the First Offer Space, as defined in the Extension Option Rider attached hereto. Notwithstanding anything herein to the contrary, Landlord shall have no obligation to abate asbestos in the Initial First Offer Space or the Additional First Offer Space except that Landlord shall perform such "spot abatement" as is necessary for Landlord to comply with applicable law.

                1.4.2 Procedure for Acceptance. On or before the date which is ten (10) days after Tenant's receipt of Landlord's First Offer Notice
(the "ELECTION DATE"), Tenant shall deliver written notice to Landlord ("TENANT'S ELECTION NOTICE") pursuant to which Tenant shall have the one-time right to elect either to: (i) lease the entire (but not less than the entire) First Offer Space described in the First Offer Notice upon the terms set forth in the First Offer Notice; or (ii) refuse to lease such First Offer Space identified in the First Offer Notice. If Tenant does not respond in writing to Landlord's First Offer Notice by the Election Date, Tenant shall be deemed to have elected not to lease the First Offer Space. If Tenant elects or is deemed to have elected not to lease the applicable First Offer Space identified in a First Offer Notice, then Tenant's right of first offer with respect to such First Offer Space, shall terminate and be of no further force or effect and Landlord shall thereafter have the right to lease all or any portion of such First Offer Space to anyone to whom Landlord desires on any terms Landlord desires. Concurrent with Tenant's delivery of Tenant's Election Notice exercising such right of first offer, Tenant may object in writing to Landlord's determination of the Fair Market Rental Rate set forth in Landlord's First Offer Notice, in which case the Fair Market Rental Rate shall be determined in accordance with the appraisal procedures set forth in Section 4 of the Extension Option Rider. If Tenant does not timely object in writing to Landlord's determination of the Fair Market Rental Rate, then Tenant shall be deemed to have accepted such determination and the appraisal procedures in
Section 4 of the Extension Option Rider shall not apply.

                1.4.3 Amendment to Lease. If Tenant leases any First Offer Space pursuant to this Section 1.4, Landlord and Tenant shall promptly execute an amendment to this Lease covering the First Offer Space and the Lease terms thereof. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer provided herein, if at all, with respect to all of the space offered by Landlord to Tenant in Landlord's First Offer Notice, and Tenant may not elect to lease only a portion thereof.

                1.4.4 Suspension of Right of First Offer. Notwithstanding anything in the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under this Lease, at law or in equity, the right of first offer herein above granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant exercises its right of first offer or on the scheduled commencement date for the First Offer Space, Tenant is in default under this Lease. In addition, Tenant's right of first offer to lease the First Offer Space is personal to the original Tenant executing this Lease and any Affiliate (as such term is defined in Section 14.7 below) to which Tenant's entire interest in this Lease has been assigned, any may not be otherwise assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the original Tenant or Affiliate-assignee, and shall only be available to and exercisable by the Tenant when the original Tenant or such Affiliate-assignee is in actual and physical possession of the entire Premises.

                                   ARTICLE 2

                                   LEASE TERM

        The terms and provisions of this Lease shall be effective as of the date of this Lease except for the provisions of this Lease relating to the payment of Rent. The term of this Lease (the "LEASE TERM") shall be as set forth in Section
7.1 of the Summary and shall commence on the date (the "LEASE COMMENCEMENT DATE") set forth in Section 7.2 of the Summary (subject, however, to the terms of the Tenant Work Letter), and shall terminate on the date (the "LEASE EXPIRATION DATE") set forth in Section 7.4 of the Summary, unless this Lease is sooner terminated as hereinafter provided. Notwithstanding the foregoing to the contrary, the Lease Term with respect to the Eleventh Floor Space shall not commence until the Eleventh Floor Start Date, and Tenant's obligation to pay Rent with respect to the Eleventh Floor Space shall not commence until the Eleventh Floor Start Date; provided, however, that the Lease Term for the Twelfth Floor Space shall be conterminous with the Lease Term for the Eleventh Floor Space. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term, provided that the last Lease Year shall end on the Lease Expiration Date. At any time during the Lease Term, Landlord may deliver to Tenant an Amendment to Lease in the form as set forth in Exhibit C, attached hereto, which notice Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

                                   ARTICLE 3

                                   BASE RENT

        Tenant shall pay, without notice or demand, to Landlord or Landlord's agent at the management office of the Building, or at such other place as Landlord may from time to time designate in writing, in currency or a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in
Section 8 of the Summary, payable in equal monthly installments as set forth in
Section 8 of the Summary in advance on or before the first day of each and every month during the Lease Term (commencing as of the Lease Commencement Date with respect to the Twelfth Floor Space and commencing as of the Eleventh Floor Start Date with respect to the Eleventh Floor Space), without any setoff or deduction whatsoever. The Base Rent for the first full month after the Eleventh Floor Start Date shall be paid at the time of Tenant's execution of this Lease. If any rental payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any rental payment is for a period which is shorter than one month, then the rental for any such fractional month shall be a proportionate amount of a full calendar month's rental based on the proportion that the number of days in such fractional month bears to the number of days in the calendar month during which such fractional month occurs. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                   ARTICLE 4

                                ADDITIONAL RENT

        4.1 Additional Rent. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay as additional rent "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections
4.2.8 and 4.2.3 of this Lease, respectively, which are in excess of the amount of Direct Expenses applicable to the "Base Year," as that term is defined in
Section 4.2.1 of this Lease. Such additional rent, together with any and all other amounts payable by Tenant to Landlord pursuant



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
to the terms of this Lease (including, without limitation, pursuant to Article
6), shall be hereinafter collectively referred to as the "Additional Rent." The Base Rent and Additional Rent are herein collectively referred to as the "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner, time and place as the Base Rent. Without limitation on other obligations of Tenant which shall survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term.

     4.2 Definitions. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

          4.2.1 "BASE YEAR" shall mean the year set forth in Section 9.1 of the Summary.

          4.2.2 "CALENDAR YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires.

          4.2.3 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

          4.2.4 "EXPENSE YEAR" shall mean each Calendar Year, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive-month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

          4.2.5 "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature which Landlord shall pay during any Expense Year because of or in connection with the ownership, management, maintenance, repair, replacement, restoration or operation of the Building and Real Property, including, without limitation, any amounts paid for: (i) the cost of supplying all utilities, the cost of operating, maintaining, repairing, renovating and managing the utility systems, mechanical systems, sanitary and storm drainage systems, any elevator systems and all other "Systems and Equipment" (as defined in Section 4.2.6 of this Lease) and the cost of supplies and equipment and maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections, and the cost of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses; (iii) the cost of insurance carried by Landlord, in such amounts as Landlord may reasonably determine or as may be required by any mortgages or the lessor of any underlying or ground lease affecting the Real Property and/or the Building; (iv) the cost of landscaping, relamping, supplies, tools, equipment and materials, and all fees, charges and other costs (including consulting fees, legal fees and accounting fees) incurred in connection with the management, operation, repair and maintenance of the Building Real Property; (v) any equipment rental agreements or management agreements (including the cost of any management fee and the fair rental value of any office space provided thereunder); (vi) wages, salaries and other compensation and benefits of all persons engaged in the operation, management, maintenance or security of the Building and Real Property, and employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages, salaries, compensation and benefits; (vii) payments under any easement, license, operating agreement, declaration, restrictive covenant, underlying or ground lease (excluding rent), or instrument pertaining to the sharing of costs by the Building or Real Property: (viii) the cost of janitorial service, alarm and security service, window cleaning, trash removal, replacement of wall and floor coverings, ceiling tiles and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (ix) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Building and Real Property; and (x) the cost of any capital improvements or other costs
(I) which are intended as a labor-saving device or to effect other economies in the operation or maintenance of the Building and Real Property, (II) made to the Building or Real Property after the Lease Commencement Date that are required under any governmental law or regulation, or (III) which are reasonably determined by Landlord to be in the best interests of the Building and/or the Real Property; provided, however, that if any such cost described in (I), (II) or (III) above, is a capital expenditure, such cost shall be amortized (including interest on the unamortized cost) over its useful life as Landlord shall reasonably determine. If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. If the Building is not fully occupied during all or a portion of any Expense Year (including the Base Year), Landlord shall make an appropriate adjustment to the variable components of Operating Expenses for such year or applicable portion thereof, employing sound accounting and management principles, to determine the amount of Operating Expenses that would have been paid had the Building been fully occupied; and the amount so determined shall be deemed to have been the amount of Operating Expenses for such year, or applicable portion thereof. Landlord shall have the right, from time to time, to equitably allocate some or all of the Operating Expenses among different tenants of the Building (the "COST POOLS"). Such Cost Pools may include, without limitation, the office space tenants and retail space tenants of the Building. Notwithstanding anything to the contrary set forth in this Article 4, when calculating Direct Expenses for the Base Year, Operating Expenses shall exclude market-wide labor-rate increases due to extraordinary circumstances, including, but not limited to, boycotts and strikes, and utility rate increases due to extraordinary circumstances including, but not limited to, conservation surcharges, boycotts, embargoes or other shortages, and costs relating to capital improvements.

     Notwithstanding the foregoing, Operating Expenses shall not, however, include: (A) costs of leasing commissions, attorney's fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building; (B) costs (including permit, license and inspection costs) incurred in renovating or otherwise improving, decorating or redecorating rentable space for other tenants or vacant rentable space; (C) costs incurred due to the violation by Landlord of the terms and conditions of any lease of space in the Building; (D) costs of overhead or profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for services in or in connection with the Building to the extent the same exceeds the costs of overhead and profit increment included in the costs of such services which could be obtained from third parties on a competitive basis; (E) except as otherwise specifically provided in this Section 4.2.5, costs of interest on debt or amortization on any mortgages, and rent payable under any ground lease of the Real Property; (F) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Building unless such wages and benefits are prorated to reflect time spent on operating and managing the Building vis-a-vis time spent on matters unrelated to operating and managing the Building; provided that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Portfolio Vice President, Building manager or Building engineer; and (G) costs arising from the presence of Hazardous Materials in or about the Building or the Real Property
(including, without limitation, Hazardous Materials in the ground water or soil) to the extent such Hazardous Materials are (i) in existence as of the Lease Commencement Date and in violation of applicable laws, in effect as of the Lease Commencement Date, or (ii) introduced after the Lease Commencement Date in violation of applicable Laws in effect as of the date of introduction.

        Landlord hereby agrees that the cost of any new type or increased amount of insurance coverage which is obtained by Landlord during any Expense Year after the Base Year (but is not obtained during the Base Year) shall be added to the Base Year Operating Expenses (but at the rate which would have been in effect during the Base Year or the rate in effect during such subsequent Expense Year, whichever is lower) prior to the calculation of Tenant's Share of Operating Expense for such Expense Year in which such insurance is initially obtained or increased.

            4.2.6 "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment which serve the Building in whole or in part.

            4.2.7 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, assessments, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate taxes, general and special assessments, transit assessments, fees and taxes, child care subsidies, fees and/or assessments, job training subsidies, fees and/or assessments, open space fees and/or assessments, housing subsidies and/or housing fund fees or assessments, public art fees and/or assessments, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Real Property), which Landlord shall pay during any Expense Year because of or in connection with the ownership, leasing and operation of the Real Property or Landlord's interest herein. For purposes of this Lease. Tax Expenses shall be calculated as if the tenant improvements in the Building were fully constructed and the Real Property, the Building, and all tenant improvements in the Building were fully assessed for real estate tax purposes.

                     4.2.7.1    Tax Expenses shall include, without limitation:

                                (i)    Any tax on Landlord's rent, right to rent
or other income from the Real Property or as against Landlord's business of leasing any of the Real Property;

                                (ii)   Any assessment, tax, fee, levy or charge
in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges and all similar assessments, taxes, fees, levies and charges be included within the definition of Tax Expenses for purposes of this Lease;

                                (iii)  Any assessment, tax, fee, levy, or charge
allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof;

                                (iv)   Any assessment, tax, fee, levy or charge,
upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises; and

                                (v)    Any reasonable expenses incurred by
Landlord in attempting to protest, reduce or minimize Tax Expenses.

                     4.2.7.2 In no event shall Tax Expenses for any Expense Year be less than the component of Tax Expenses comprising a portion of the Base Year.

                     4.2.7.3 Not withstanding anything to the contrary contained in this Section 4.2.7, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state net income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Building or Real Property), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.4 of this Lease.

            4.2.8    "Tenant's Share" shall mean the percentage set forth in
Section 9.2 of the Summary. Tenant's Share was calculated by multiplying the number of rentable square feet of the Premises by 100 and dividing the product by the total rentable square feet in the Building. In the event either the rentable square feet of the Premises and/or the total rentable square feet of the Building is changed, Tenant's Share shall be appropriately adjusted, and, as tot he Expense Year in which such change occurs, Tenant's Share for such year shall be determined on the basis of the number of days during such Expense Year that each such Tenant's Share was in effect.

     4.3  Calculation and Payment of Additional Rent.

          4.3.1 Calculation of Excess. If for any Expense Year ending or commencing within the Lease Term, Tenant's Share of Direct Expenses for such Expense Year exceeds Tenant's Share of Direct Expenses for the Base Year, then Tenant shall pay to Landlord, in the manner set forth in Section 4.3.2 below, and as Additional Rent, an amount equal to the excess (the "EXCESS"); provided, however, that in connection with calculating Tenant's Share of Direct Expenses for the Eleventh Floor Space only, in the event that pursuant to Section 9.2 of the Summary calendar year 2000 is used as the Base Year to calculate
Tenant's Share of Direct Expenses for the Eleventh Floor Space, Tenant shall have no obligation to pay the Excess for the period commencing on the Eleventh Floor Start Date and ending on that date which is twelve (12) months thereafter.

          4.3.2 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall endeavor to give to Tenant on or before the first day of April following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount, if any, of any Excess. Upon receipt of the Statement for each Expense Year ending during the Lease Term, if an Excess is present, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Excess for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Excess," as that term is defined in Section 4.3.3 of this Lease. In the event the Statement indicates that the Excess for such Expense Year is less than the total Estimated Excess payments made by Tenant for such Expense Year. Landlord shall refund such overpayment to Tenant within thirty (30) days after delivery of such Statement (or at Landlord's option, such overpayment shall be credited against the Rent next due and payable under this Lease). The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of the Direct Expenses for the Expense Year in which this Lease terminates, if an Excess is present, Tenant shall immediately pay to Landlord an amount as calculated pursuant to the provisions of Section 4.3.1 of this Lease. The provisions of this Section 4.3.2 shall survive the expiration or earlier termination of the Lease Term.

          4.3.3 Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Excess (the "ESTIMATED EXCESS") as calculated by comparing Tenant's Share of Direct Expenses, which shall be based upon the Estimate, to Tenant's Share of Direct Expenses for the Base Year. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Excess under this Article 4. If pursuant to the Estimate Statement an Estimated Excess is calculated for the then-current Expense Year, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Excess for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.3.3). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year to the month of such payment, both months inclusive, and shall have twelve (12) as its denominator. Until a new Estimate Statement is furnished, Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Excess set forth in the previous Estimate Statement delivered by Landlord to Tenant.

     4.4 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall reimburse Landlord upon demand for any and all taxes or assessments required to be paid by Landlord (except to the extent included in Tax Expenses by Landlord), excluding state, local and federal personal or corporate income taxes measured by the net income of Landlord from all sources and estate and inheritance taxes, whether or not now customary or within the contemplation of the parties hereto, when:

          4.4.1 Said taxes are measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or by the cost or value of any leasehold improvements made in or to the Premises by or for Tenant, to the extent the cost or value of such leasehold improvements exceeds the cost or value of a building standard build-out as determined by Landlord regardless of whether title to such improvements shall be vested in Tenant or Landlord;

          4.4.2 Said taxes are assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Real Property; or

          4.4.3 Said taxes are assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

     4.5 Late Charges. If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after notice that the same is past due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the amount due plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder, at law and/or in equity and shall not be construed as liquidated damages or as limiting Landlord's remedies in any matter. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid by the date they are due shall thereafter bear interest until paid at a rate (the "INTEREST RATE") equal to the lesser of (i) the "Prime Rate" or "Reference Rate" announced from time to time by the Bank of America (or such reasonable comparable national banking institution as selected by Landlord in the event Bank of America ceases to exist or publish a Prime Rate or Reference
Rate), plus four percent (4%), or (ii) the highest rate permitted by applicable law.

     4.6 Audit Rights. In the event Tenant disputes the amount of the Direct Expenses set forth in the Statement for the particular Expense Year delivered by Landlord to Tenant pursuant to Section 4.3.2 above, Tenant shall have the right, at Tenant's cost, after reasonable notice to Landlord, to have Tenant's authorized employees inspect, at Landlord's office in San Francisco County during normal business hours, Landlord's books, records and supporting documents concerning the Direct Expenses set forth in such Statement; provided, however, Tenant shall have no right to conduct such inspection, have an audit performed by the Accountant as described below, or object to or otherwise dispute the amount of the Direct Expenses set forth in any such Statement, unless Tenant notifies Landlord of such objection and dispute, completes such inspection, and has the Accountant commence and complete such audit within one (1) year immediately following Landlord's delivery of the particular Statement in question (the "REVIEW PERIOD") (which Review Period shall be reduced to six (6) months with respect to the Statement applicable to the last Expense Year during the Lease Term); provided, further, that notwithstanding any such timely objection, dispute, inspection, and/or audit, and as a condition precedent to Tenant's exercise of its right of objection, dispute, inspection, and/or audit as set forth in this Section 4.6. Tenant shall not be permitted to withhold payment of, and Tenant shall timely pay to Landlord, the full amounts as required by the provisions of this Article 4 in accordance with such Statement. However, such payment may be made under protest pending the outcome of any audit which may be performed by the Accountant as described below. In connection with any such inspection by Tenant, Landlord and Tenant shall reasonably cooperate with each other so that such inspection can be performed pursuant to a mutually acceptable schedule, in an expeditious manner and without undue interference with Landlord's operation and management of the Real Property. If after such inspection and/or request for documentation, Tenant still disputes the amount of the Direct Expenses set forth in the Statement, Tenant shall have the right, within the Review Period, to cause an independent certified public accountant (which is not paid on a commission or contingency basis) mutually approved by Landlord and Tenant (the "ACCOUNTANT") to complete an audit of Landlord's books and records to determine the proper amount of the Direct Expenses incurred and amounts payable by Tenant for the Expense Year which is the subject of such Statement. Such audit by the Accountant shall be final and binding upon Landlord and Tenant. If Landlord and Tenant cannot mutually agree as to the identity of the Accountant within thirty (30) days after Tenant notifies Landlord that Tenant desires an audit to be performed, then the Accountant shall be of the "BIG 5" accounting firms (which is not paid on a commission or contingency basis), as selected by Tenant and reasonably approved by Landlord. If such audit reveals that Landlord has over-charged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord shall reimburse to Tenant the amount of such over-charge. If the audit reveals that the Tenant was under-charged, then within thirty (30) days after the results of such audit are made available to Tenant, Tenant shall reimburse to Landlord the amount of such under-charge. Tenant agrees to pay the cost of such audit unless it is subsequently determined that Landlord's original Statement which was the subject of such audit was in error to Tenant's disadvantage by ten percent (10%) or more of the total Direct Expenses which was the subject of such audit. The payment by Tenant of any amounts pursuant to this Article 4 shall not preclude Tenant from questioning, during the Review Period, the correctness of the particular Statement in question provided by Landlord, but the failure of Tenant to object thereto, conduct and complete its inspection and have the Accountant conduct the audit as described above prior to the expiration of the Review Period for such Statement shall be conclusively deemed Tenant's approval of the Statement in question and the amount of Direct Expenses shown thereon.

                                   ARTICLE 5

                                USE OF PREMISES

      Tenant shall use the Premises solely for general office purposes consistent with the character of the Building as a first-class office building, and Tenant shall not use or permit the Premises to be used for any other purpose or purposes whatsoever. Tenant further covenants and agrees that it shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of Exhibit D, attached hereto, or in violation of the laws of the United States of America, the state in which the Building is located, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Building. Tenant shall comply with all recorded covenants, conditions, and restrictions, and the provisions of all ground or underlying leases, now or hereafter affecting the Real Property. Subject to the terms and conditions of this Lease including, without limitation, the provisions of Exhibit D, Tenant shall have access to the Premises at all times. Tenant shall not use or allow another person or entity to use any part of the Premises for the storage, use, treatment, manufacture or sale of "Hazardous Material," as that term is defined below. As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the state in which the Building is located or the United States Government.

                                   ARTICLE 6

                             SERVICES AND UTILITIES

      6.1 Standard Tenant Services. Landlord shall provide the following services on all days during the Lease Term, unless otherwise stated below.

            6.1.1 Subject to reasonable changes implemented by Landlord and to all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating and air conditioning when necessary for normal comfort for normal office use in the Premises, from Monday through Friday, during the period from 7:00 a.m. to 6:00 p.m., except for the date of observation of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and other locally or nationally recognized holidays (collectively, the "HOLIDAYS").

            6.1.2 Landlord shall provide adequate electrical wiring and facilities and power for normal general office use as determined by Landlord. Tenant shall bear the cost of replacement of non-Building standard lamps, starters and ballasts for lighting fixtures within the Premises.

            6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes.

            6.1.4 Landlord shall provide janitorial services five (5) days per week, except the date of observation of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

            6.1.5 Landlord shall provide nonexclusive automatic passenger elevator service at all times.

            6.1.6 Landlord shall provide a level of security services for the Building which is comparable to the level of security services provided by owners of first class high rise office buildings in the North of Market Financial District of San Francisco, California. Notwithstanding Landlord's agreement to provide such security services, Landlord shall in no event be liable for any claims, losses or damages in connection with the provision of, or failure to provide any such services, or the manner in which such services are provided.

      6.2 Overstandard Tenant Use. Tenant shall not, without Landlord's prior written consent, use heat-generating machines, machines other than normal fractional horsepower office machines, or equipment or lighting other than building standard lights in the Premises, which may affect the temperature otherwise maintained by the air conditioning system or increase the water normally furnished for the Premises by Landlord pursuant to the terms of
Section 6.1 of this Lease. If Tenant uses water or heat or air conditioning in excess of that supplied by Landlord pursuant to Section 6.1 of this Lease, or if Tenant's consumption of electricity shall exceed 4.72 watts (including overhead lighting, but excluding the consumption of electricity used for the heating and air conditioning supplied by Landlord pursuant to Section 6.1.1 above) per usable square foot of the Premises, calculated on an annualized basis for the hours described in Section 6.1.1 above, Tenant shall pay to Landlord, within ten (10) days after billing, the cost of such excess consumption, the cost of the installation, operation, and maintenance of equipment which is installed in order to supply such excess consumption, and the cost of the increased wear and tear on existing equipment caused by such excess consumption; and Landlord may install devices to separately meter any increased use and in such event Tenant shall pay the increased cost directly to Landlord, within ten (10) days after demand, including the cost of such additional metering devices. If Tenant desires to use heat, ventilation or air conditioning during hours other than those for which Landlord is obligated to supply such utilities pursuant to the terms of Section 6.1 of this Lease, (i) Tenant shall give Landlord such prior notice, as Landlord shall from time to time establish as appropriate, of Tenant's desired use, (ii) Landlord shall supply such after-hours heating, ventilation or air conditioning to Tenant at a charge to Tenant equal to Landlord's "actual cost" of such after-hours heating, ventilation or air conditioning (which "actual cost" shall not include any profit to Landlord but may include reasonable overhead, administration and depreciation charges, and (iii) Tenant shall pay such cost within ten (10) days after billing.

      6.3 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building after reasonable effort to do so, by an accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this
Article 6.

      6.4 Additional Services. Landlord shall also have the exclusive right, but not the obligation, to provide any additional services which may be required by Tenant, including, without limitation, locksmithing, non-Building standard lamp replacement, additional janitorial service, and additional repairs and maintenance, provided that Tenant shall pay to Landlord upon billing, the sum of all costs to Landlord of such additional services plus an administration fee. Charges for any utilities or service for which Tenant is required to pay from time to time hereunder, shall be deemed Additional Rent hereunder and shall be billed on a monthly basis.

                                   ARTICLE 7

                                    REPAIRS

      7.1 Tenant's Repairs. Subject to Landlord's repair obligations in Sections 7.2 and 11.1 below, Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, in good order, repair and condition at all times during the Lease Term, which repair obligations shall include, without limitation, the obligation to promptly and adequately repair all damage to the Premises and replace or repair all damaged or broken fixtures and appurtenances; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same.

      7.2 Landlord's Repairs. Anything contained in Section 7.1 above to the contrary notwithstanding, and subject to Articles 11 and 12 of this Lease, Landlord shall repair and maintain the structural portions of the Building (whether such structural portions are within or outside the Premises), which includes (i) the Building's roof, exterior walls, foundations, elevators and exterior glass, and (ii) the basic plumbing, heating, ventilating, air conditioning and electrical systems installed or furnished by Landlord (but not including any non-base building facilities installed by or on behalf of Tenant); provided, however, if such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees. Tenant shall pay to Landlord as additional rent, the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs, or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures appurtenances and equipment therein. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code, or under any similar law, statute, or ordinance now or hereafter in effect.

                                   ARTICLE 8

                           ADDITIONS AND ALTERATIONS


     8.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than twenty (20) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord; provided, however, Landlord may withhold its consent in its sole and absolute discretion with respect to any Alterations which may affect the structural components of the Building or the Systems and Equipment. Tenant shall pay for all overhead, general conditions, fees and other costs and expenses of the Alterations, and shall pay to Landlord a Landlord supervision fee of fifteen percent (15%) of the cost of the Alterations. The construction of the initial improvements to the Premises (including the Eleventh Floor Space) shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8.

     8.2 Manner of Construction. Landlord may impose, as a condition of its consent to all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that Tenant utilize for such purposes only contractors, materials, mechanics and materialmen approved by Landlord; provided, however, Landlord may impose such requirements as Landlord may determine, in its sole and absolute discretion, with respect to any work affecting the structural components of the Building or Systems and Equipment (including designating specific contractors to perform such work). Tenant shall construct such Alterations and perform such repairs in conformance with any and all applicable rules and regulations of any federal, state, county or municipal code or ordinance and pursuant to a valid building permit, issued by the city in which the Building is located, and in conformance with Landlord's construction rules and regulations. Landlord's approval of the plans, specifications and working drawings for Tenant's Alterations shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations of governmental agencies or authorities. All work with respect to any Alterations must be done in a good and workmanlike manner and diligently prosecuted to completion to the end that the Premises shall at all times be a complete unit except during the period of work. In performing the work of any such Alterations, Tenant shall have the work performed in such manner as not to obstruct access to the Building or the common areas for any other tenant of the Building, and as not to obstruct the business of Landlord or other tenants in the Building, or interfere with the labor force working in the Building. If Tenant makes any Alterations, Tenant agrees to carry "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. Upon completion of any Alterations, Tenant shall (i) cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Building is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, (ii) deliver to the Building management office a reproducible copy of the "as built" drawings of the Alterations, and
(iii) deliver to Landlord evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials.

     8.3  Landlord's Property. Notwithstanding the requirement set forth in
Section 10.3 below that Tenant carry the insurance described in Section 10.3.2 below, all Alterations, improvements and/or fixtures which may be installed or placed in or about the Premises, and all signs installed in, on or about the Premises, from time to time, shall be the sole cost of Tenant and shall be and become the property of Landlord. Furthermore, Tenant shall remove any non-Building standard Tenant Improvements, other improvement or Alteration upon the expiration or early termination of the Lease Term, and repair any damage to the Premises and Building caused by such removal; provided, however, in no event shall Tenant be required to remove any Building-standard Tenant Improvements, other improvements or Alterations installed in or about the Premises. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations, Landlord may do so and may charge the cost thereof to Tenant.

                                   ARTICLE 9

                             COVENANT AGAINST LIENS

     Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon the Real Property, Building or Premises, and any and all liens and encumbrances created by Tenant shall attach to Tenant's interest only. Landlord shall have the right at all times to post and keep posted on the Premises any notice which it deems necessary for protection from such liens. Tenant covenants and agrees not to suffer or permit any lien of mechanics or materialmen or others to be placed against the Real Property, the Building or the Premises with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the Premises, and, in case of any such lien attaching or notice of any lien, Tenant covenants and agrees to cause it to be immediately released and removed of record. Notwithstanding anything to the contrary set forth in this Lease, if any such lien is not released and removed within twenty (20) days after Landlord delivers to Tenant notice of such lien, Landlord, at its sole option, may immediately take all action necessary to release and remove such lien, without any duty to investigate the validity thereof, and all sums, costs and expenses, including reasonable attorneys' fees and costs, incurred by Landlord in connection with such lien shall be deemed Additional Rent under this Lease and shall immediately be due and payable by Tenant.

                                   ARTICLE 10

                         INDEMNIFICATION AND INSURANCE

     10.1 Indemnification and Waiver. Tenant hereby assumes all risk of damage to property and injury to persons, in, on, or about the Premises from any cause whatsoever and agrees that Landlord, and its partners and subpartners, and their respective officers, agents, property managers, servants, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for any damage to property or injury to persons or resulting from the loss of use thereof, which damage or injury is sustained by Tenant or by other persons claiming through Tenant; provided, however, that the foregoing assumption of risk shall not apply to any damage or injury (i) to the extent resulting from Landlord's gross negligence or willful misconduct and (ii) not insured or required to be insured by Tenant under this Lease. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises (including, without limitation, Tenant's installation, placement and removal of Alterations, improvements, fixtures and/or equipment in, on or about the Premises), and any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, licensees or invitees of Tenant or any such person, in, on or about the Premises. Building and Real Property; provided, however, that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of Landlord Parties which is not insured or required to be insured by Tenant under this Lease. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease.

     10.2 Landlord's Insurance. Landlord shall carry commercial general liability insurance with respect to the Building and Real Property during the Lease Term, and shall further insure the Building (except, at Landlord's option, with respect to items required to be insured by Tenant pursuant to Section
10.3.2 of this Lease) during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Tenant shall, at Tenant's expense, comply as to the Premises with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body.

     10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.

            10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage arising out of Tenant's operations, assumed liabilities or use of the Premises, including a Broad Form Commercial General Liability endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability not less than:

     BODILY INJURY AND
     PROPERTY DAMAGE LIABILITY     $3,000,000 EACH OCCURRENCE
                                   $3,000,000 ANNUAL AGGREGATE

     PERSONAL INJURY LIABILITY     $3,000,000 EACH OCCURRENCE
                                   $3,000,000 ANNUAL AGGREGATE
                                   0% INSURED'S PARTICIPATION


            10.3.2 Physical damage Insurance covering (i) all office furniture, trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the Tenant Improvements, including any Tenant Improvements which Landlord permits to be installed above the ceiling of the Premises or below the floor of the Premises, and (iii) all other improvements, alterations and additions to the Premises, including any improvements, alterations or additions installed at Tenant's request above the ceiling of the Premises or below the floor of the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include a vandalism and malicious mischief endorsement, sprinkler leakage coverage and earthquake sprinkler leakage coverage.

            10.3.3 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, and any other party it so specifies, as an additional insured; (ii) specifically cover the liability assumed by Tenant under this Lease, including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the state in which the Building is located; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee or ground or underlying lessor of Landlord; and (vi) contain a cross-liability endorsement or severability of interest clause acceptable to Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. If Tenant shall fail to procure such insurance, or to deliver such policies or certificate, within such time periods, Landlord may, at its option, in addition to all of its other rights and remedies under this Lease, and without regard to any notice and cure periods set forth in Section 19.1, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Rent within ten (10) days after delivery of bills therefor.

     10.4 Subrogation. Landlord and Tenant agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be. Landlord and Tenant hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

      10.5 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of insurance required to be carried by Tenant pursuant to this Article 10, and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

                                   ARTICLE II

                             DAMAGE AND DESTRUCTION

      11.1 Repair of Damage to Premises by Landlord. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty. If the Premises or any common areas of the Building serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article II, restore the Base, Shell, and Core of the Premises and such common areas. Such restoration shall be to substantially the same condition of the Base, Shell, and Core of the Premises and common areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building, or the lessor of a ground or underlying lease with respect to the Real Property and/or the Building, or any other modifications to the common areas deemed desirable by Landlord, provided access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Notwithstanding any other provision of this Lease, upon the occurrence of any damage to the Premises, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the tenant improvements and alterations installed in the Premises and shall return such tenant improvements and alterations to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's repair of the damage. In connection with such repairs and replacements, Tenant shall, prior to the commencement of construction, submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or common areas necessary to Tenant's occupancy, and if such damage is not the result of the negligence or willful misconduct of Tenant or Tenant's employees, contractors, licensees, or invitees, Landlord shall allow Tenant a proportionate abatement of Base Rent and Tenant's Share of Direct Expenses to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof.

      11.2 Termination Rights. Within sixty (60) days after Landlord becomes aware of such damage, Landlord shall notify Tenant in writing ("LANDLORD'S DAMAGE NOTICE") of the estimated time, in Landlord's reasonable judgment, required to substantially complete the repairs of such damage (the "ESTIMATED REPAIR PERIOD"). Notwithstanding the terms of Section 11.1 above, Landlord may elect not to rebuild and/or restore the Premises and/or Building and instead terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) repairs cannot, in Landlord's opinion, as set forth in Landlord's Damage Notice, reasonably be completed within one hundred eighty
(180) days of the date of damage (when such repairs are made without the payment of overtime or other premiums); or (ii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies obtained or required to be obtained pursuant to Section 10.2 above: provided, however, that (A) if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, (B) the damage constitutes a Tenant Damage Event (as defined below), and (C) the repair of such damage cannot, in the reasonable opinion of Landlord, as set forth in Landlord's Damage Notice, be completed within one hundred eighty (180) days after the date of the damage, then Tenant may elect to terminate this Lease by delivering written notice thereof to Landlord within twenty (20) days after Tenant's receipt of Landlord's Damage Notice, which termination shall be effective as of the date of such termination notice thereof to Landlord. As used herein, a "TENANT DAMAGE EVENT" shall mean damage to all or any part of the Premises or any common areas of the Building providing access to the Premises by fire or other casualty, which damage is not the result of the negligence or willful misconduct of Tenant or any of Tenant's employees, agents, contractors or licensees, and which damage substantially interferes with Tenant's use of or access to the Premises and would entitle Tenant to an abatement of Rent pursuant to Section 11.1 above. In addition, in the event of a Tenant Damage Event, and if neither Landlord nor Tenant has elected to terminate this Lease as provided hereinabove, but Landlord fails to substantially complete the repair and restoration of such tenant Damage Event within the Estimated Repair Period plus sixty (60) days, plus the number of days of delay, if any, attributable to events of "Force Majeure," as that term is defined in Section 25.13 hereof, plus the number of days of delay, if any, as are attributable to the acts or omissions of Tenant, then Tenant shall have an additional right to terminate this Lease by delivering written termination notice to Landlord within fifteen (15) days after the expiration of such period, which termination shall be effective as of the date of such termination notice. Further, in the event that the Premises or the Building is destroyed or damaged to any substantial extent during the last twelve (12) months of the Lease Term and Tenant has not exercised its option to extend the Lease Term pursuant to the Extension Option Rider attached hereto, then notwithstanding anything contained in this Article 12, Landlord shall have the option to terminate this Lease, and to the extent such destruction or damage constitutes a Tenant Damage Event and the repair of same is reasonably expected by Landlord to require more than sixty (60) days to complete. Tenant shall have the option to terminate this Lease, by giving written termination notice to the other party of the exercises of such option within thirty (30) days after the date of such damage or destruction. If either Landlord or Tenant exercises any of its options to terminate this Lease as provided hereinabove, (1) this Lease shall cease and terminate as of the date of such termination notice, (2) Tenant shall pay the Base Rent and Additional Rent, properly apportioned up to such date of termination, and (3) both parties hereto shall thereafter be freed and discharged of all further obligations hereunder, except as provided for in provisions of this Lease which by their terms survive the expiration or earlier termination of the Lease Term.

      11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article II, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or any other portion of the Real Property, and any statute or regulation of the state in which the Building is located, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or any other portion of the Real Property.

                                   ARTICLE 12

                                  CONDEMNATION

     12.1 Permanent Taking. If the whole or any part of the Premises or Building shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Building, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation. Landlord shall have the option to terminate this Lease upon ninety
(90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, Tenant shall have the option to terminate this Lease upon ninety (90) days' notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claim does not diminish the award available to Landlord, its ground lessor with respect to the Real Property or its mortgage, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure.

     12.2 Temporary Taking. Notwithstanding anything to the contrary contained in this Article 12, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the award made in connection with any such temporary taking.

                                   ARTICLE 13

                          COVENANT OF QUIET ENJOYMENT

     Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

                                   ARTICLE 14

                           ASSIGNMENT AND SUBLETTING


     14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment or other such foregoing transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or permit the use of the Premises by any persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than fifteen
(15) business days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer, the name and address of the proposed Transferee, and a copy of all existing and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and (v) such other information as Landlord may reasonably require. Any Transfer made without Landlord's prior written consent shall at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay Landlord's reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

     14.2 Landlord's Consent. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice and Landlord shall respond to Tenant's request for consent to the Transfer within fifteen (15) business days after Landlord receives the Transfer Notice. The parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply, without limitation as to other reasonable grounds for withholding consent:

          14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building;

             14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

             14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

             14.2.4 The Transfer will result in more than a reasonable and safe number of occupants per floor within the Subject Space;

             14.2.5 The Transferee is not a party of reasonable financial worth and/or financial stability;

             14.2.6 The proposed assignee or subtenant is engaged in a business, and the Premises, or the relevant part thereof, will be used in a manner that will violate any restrictive or exclusive covenant as to use contained in any other lease of space in the Building or the Real Property;

             14.2.7 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

             14.2.8 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee, (i) occupies space in the Building at the time of the request for consent, and Landlord has space in the Building available for lease to such party of comparable size as the proposed Subject Space, or (ii) is negotiating with Landlord to lease space in the Building at such time, and Landlord has space in the Building available for lease to such party of comparable size as the proposed Subject Space.


     If Landlord consents to any Transfer pursuant to the terms of this Section
14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be materially more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for it approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease).

     14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord sixty percent (60%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in excess of the Rent and Additional Rent payable by Tenant under this Lease on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, and (ii) any attorneys' fees and brokerage commissions in connection with the Transfer (collectively, the "SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money and bonus money paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer.

             14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice. If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed, Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of the last paragraph of Section
14.2 of this Lease. Notwithstanding the foregoing provision, in the event that Landlord receives from Tenant a Transfer Notice prior to that date which is two
(2) years after the Eleventh Floor Start Date relating to a sublease of the entirety of the Eleventh Floor Space for a term which is eighteen (18) months or less and requires the proposed subtenant to pay base rent for the Eleventh
Floor at a rate equal to the Fair Market Rental Rate (as such term is defined in the Extension Option Rider) for the Eleventh Floor Space, Landlord shall not have the option to recapture such space and instead Landlord shall only have the option to reject or consent to the proposed Transfer. In the event Landlord consents to such Transfer, notwithstanding the provisions of Section 14.3 above, Tenant shall pay to Landlord 100% of any Transfer Premium obtained by Tenant in connection with such Transfer.

             14.5. Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (iv) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from liability under this Lease. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency and Landlord's costs of such audit.

     14.6 Additional Transfers. Subject to Section 14.7 below, for purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of twenty-five percent or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and
(ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant, (B) the sale or other transfer or more than an aggregate of fifty percent (50%) of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12) month period, or (C) the sale, mortgages, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of Tenant within a twelve (12) month period.

     14.7 Affiliated Companies/Restructuring of Business Organization. The assignment or subletting by Tenant of all or any portion of this Lease or the Premises to (i) a parent or subsidiary of Tenant, or (ii) any person or entity which controls, is controlled by or under common control with Tenant, or (iii) any entity which purchases all or substantially all of the assets of Tenant, or
(iv) any entity into which Tenant is merged or consolidated (all such persons or entities described in (i), (ii), (iii) and (iv) being sometimes hereinafter referred to as "AFFILIATES") shall not be deemed a Transfer under this Article 14, provided that:

          14.7.1 any such Affiliate was not formed as a subterfuge to avoid the obligations of this Article 14;

          14.7.2 Tenant gives Landlord prior notice of any such assignment or sublease to an Affiliate;

          14.7.3 the successor of Tenant and Tenant have as of the effective date of any such assignment or sublease a tangible net worth, in the aggregate, computed in accordance with generally accepted accounting principles (but excluding goodwill as an asset), which is sufficient to meet the obligations of Tenant under this Lease;

          14.7.4 any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord upon or prior to the effective date of such assignment or sublease, all the obligations of Tenant under this Lease; and

          14.7.5 Tenant and any guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease.

                                   ARTICLE 15

                              SURRENDER; OWNERSHIP
                         AND REMOVAL OF TRADE FIXTURES

     15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in a writing signed by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises.

     15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free-standing cabinet work, and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.

                                   ARTICLE 16

                                  HOLDING OVER

     If Tenant holds over after the expiration of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Base Rent shall be payable at a monthly rate equal to two hundred percent (200%) of the greater of (i) the Base Rent applicable during the last rental period of the Lease Term under this Lease or
(ii) the fair market rental rate for the Premises as of the commencement of such holdover period; provided, however, if Tenant holds over after the expiration of the Lease Term hereof for a period of one (1) month or less with the prior written consent of Landlord, Base Rent for such period shall be payable at a monthly rate equal to one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease. Such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Landlord hereby expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in the Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

                                   ARTICLE 17

                             ESTOPPEL CERTIFICATES

     Within ten (10) days following a request in writing by Landlord, Tenant shall execute and deliver to Landlord an estoppel certificate, which as submitted by Landlord, shall be substantially in the form of Exhibit E, attached hereto, (or such other form as may be reasonably required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. Failure of Tenant to timely execute and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.

                                   ARTICLE 18

                                 SUBORDINATION

     18.1 Subordination. This Lease is subject and subordinate to all present and future ground or underlying leases of the Real Property and to the lien of any mortgages or trust deeds, now or hereafter in force against the Real Property and the Building, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages or trust deeds, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior hereto. Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage, or if any ground or underlying lease is terminated, to attorn, without any deductions or set-offs whatsoever, to the purchaser upon any such foreclosure sale, or to the lessor of such ground or underlying lease, as the case may be, if so requested to do so by such purchaser or lessor and/or if required to do so pursuant to any subordination, non-disturbance and attornment agreement executed pursuant to Section 18.2 below, and to recognize such purchaser or lessor as the lessor under this Lease. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument or instruments if Tenant fails to do so, provided that such authorization shall in no way relieve Tenant from the obligation of executing such instruments of subordination or superiority. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

     18.2 Existing Agreement. Tenant hereby acknowledges that as of the date on which Landlord and Tenant execute this Lease there is a deed of trust encumbering, and in force against, the Real Property in favor of General Electric Capital Corporation, a New York corporation (the "Current Lender"). Simultaneously with Tenant's execution of this Lease, Tenant shall sign, notarize and deliver a subordination, non-disturbance and attornment agreement substantially in the form of Exhibit G attached hereto. If Landlord at any time during the Lease Term causes the Real Property to be encumbered by a new deed of trust or mortgage pursuant to which the beneficiary of such deed of trust or mortgage is a party or entity other than the Current Lender, and/or if any party which acquires, or otherwise succeeds to, Landlord's interest in the Real Property (including without limitation, any ground lease) encumbers or places a lien against the Real Property with a mortgage, deed of trust or similar security instrument and the beneficiary thereof requires this Lease to be subordinated to such encumbrance or lien, Landlord or the successor of Landlord will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to Landlord or such successor of Landlord, the subject beneficiary and Tenant; provided, however, that a condition precedent to the subordination of this Lease to any future ground or underlying lease or to the lien of any future mortgage or deed of trust is that Landlord shall obtain for the benefit of Tenant a commercially reasonable subordination, non-disturbance and attornment agreement from the lessor or lender of such future instrument. If said subordination, non-disturbance and attornment agreement is required and agreed upon by the aforesaid parties, Landlord or the successor of Landlord, the subject beneficiary and Tenant shall cause any such subordination, non-disturbance and attornment agreement to be executed, acknowledged and recorded concurrently with, or as soon as practicable after, the execution and recordation of any such lien, deed of trust or mortgage. In addition to the foregoing, if Landlord enters into a ground lease with regard to the Real Property and such ground lessee requires this Lease to be subordinated to such ground lease, the ground lessee and ground lessor will use commercially reasonable efforts to provide to Tenant a subordination, non-disturbance and attornment agreement in form reasonably acceptable to such ground lessee, ground lessor, any beneficiary of ground lessee and to Tenant.

                                   ARTICLE 19

                     TENANT'S DEFAULTS; LANDLORD'S REMEDIES

     19.1 Events of Default by Tenant. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

          19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due, where such failure continues for five (5) calendar days after written notice thereof by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the California Code of Civil Procedure; or

          19.1.2 Any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 or any similar or successor law; and provided further that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30)-day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure said default as soon as possible; or

          19.1.3 Abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to, any absence by Tenant from the Premises for three (3) business days or longer while in monetary default under this Lease.

     19.2 Landlord's Remedies Upon Default. Upon the occurrence of any such default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

          19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or rearranges in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises, or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                         (i)    The worth at the time of award of any unpaid
rent which has been carried at the time of such termination; plus

                         (ii)   The worth at the time of award of the amount by
which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that tenant proves could have been reasonably avoided; plus

                         (iii)  The worth at the time of award of the amount by
which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                         (iv)   Any other amount necessary to compensate
Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

                         (v)    At Landlord's election, such other amounts in
addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the Interest Rate set forth in Section 4.5 of this Lease. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

          19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

          19.2.3 Landlord may, but shall not be obligated to, make any such payment or perform or otherwise cure any such obligation, provision, covenant or condition on Tenant's part to be observed or performed (and may enter the Premises for such purposes). In the event of Tenant's failure to perform any of its obligations or covenants under this Lease, and such failure to perform poses a material risk of injury or harm to persons or damage to or loss of property, then Landlord shall have the right to cure or otherwise perform such covenant or obligation at any time after such failure to perform by Tenant, whether or not any such notice or cure period set forth in Section 19.1 above has expired. Any such actions undertaken by Landlord pursuant to the foregoing provisions of this Section 19.2.3 shall not be deemed a waiver of Landlord's rights and remedies as a result of Tenant's failure to perform and shall not release Tenant from any of its obligations under this Lease.

     19.3 Payment by Tenant. Tenant shall pay to Landlord, within fifteen (15) days after delivery by Landlord to Tenant of statements therefor; (i) sums equal to expenditures reasonably made and obligations incurred by Landlord in connection with Landlord's performance or cure of any of Tenant's obligations pursuant to the provisions of Section 19.2.3 above; and (ii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or reasonably in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all reasonable legal fees and other amounts so expended. Tenant's obligations under this Section 19.3 shall survive the expiration or sooner termination of the Lease Term.

     19.4 Sublessees of Tenant. Whether or not Landlord elects to terminate this Lease on account of any default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

   19.5 Waiver of Default. No waiver by either party to this Lease of any violation or breach by the other party to this Lease of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other or later violation or breach by the other party of the same or any other of the terms, provisions, and covenants herein contained. Forbearance by either party to this Lease in enforcement of one or more of the remedies herein provided upon a default by the other party shall not be deemed or construed to constitute a waiver of such default. The acceptance of any Rent hereunder by Landlord following the occurrence of any default, whether or not known to Landlord, shall not be deemed a waiver of any such default, except only a default in the payment of the Rent so accepted.

   19.6 Efforts to Relet. For the purposes of this Article 19, Tenant's right to possession shall not be deemed to have been terminated by efforts of Landlord to relet the Premises, by its acts of maintenance or preservation with respect to the Premises, or by appointment of a receiver to protect Landlord's interests hereunder. The foregoing enumeration is not exhaustive, but merely illustrative of acts which may be performed by Landlord without terminating Tenant's right to possession.

                                   ARTICLE 20

                            [INTENTIONALLY DELETED]

                                   ARTICLE 21

                              COMPLIANCE WITH LAW

   Tenant shall not do anything or suffer anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures, other than the making of structural changes or changes to the Building's life safety system (collectively the "EXCLUDED CHANGES"); provided, however, to the extent such Excluded Changes are required due to Tenant's alterations to or manner of use of the Premises, Landlord, at Tenant's sole cost and expense, shall comply with such governmental measures. In addition, Tenant shall fully comply with all present or future programs intended to manage parking, transportation or traffic in and around the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.

                                   ARTICLE 22

                               ENTRY BY LANDLORD

   Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant to enter the Premises to (i) inspect them; (ii) show the premises to prospective purchasers, mortgagees or tenants, or to the ground or underlying lessors; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building if necessary to comply with current building codes or other applicable laws, or for structural alterations, repairs or improvements to the Building, or as Landlord may otherwise reasonably desire or deem necessary. Notwithstanding anything to the contrary contained in this Article 22, Landlord may enter the Premises at any time, without notice to Tenant, to perform janitorial or other services required of Landlord pursuant to this Lease. Any such entries shall be without the abatement of Rent and shall include the right to take such reasonable steps as required to accomplish the stated purposes. Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises.

                                   ARTICLE 23

                            MISCELLANEOUS PROVISIONS

   23.1 Terms; Captions. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

   23.2 Binding Effect. Each of the provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

   23.3 No Waiver. No waiver of any provision of this Lease shall be implied by any failure of a party to enforce any remedy on account of the violation of such provision, even if such violation shall continue or be repeated subsequently, any waiver by a party of any provision of this Lease may only be in writing, and no express waiver shall affect any provision other than the one specified in such waiver and that one only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.

     23.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building require a modification or modifications of this Lease, which modification or modifications will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are required therefor and deliver the same to Landlord within ten
(10) days following the request therefor. Should Landlord or any such current or prospective mortgagee or ground lessor require execution of a short form of Lease for recording, containing, among other customary provisions, the names of the parties, a description of the Premises and the Lease Term, Tenant agrees to execute such short form of Lease and to deliver the same to Landlord within ten
(10) days following the request therefor.

     23.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Real Property and Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising after the effective date of such transfer to the extent such transferee assumes in writing Landlord's obligations hereunder arising after the date of transfer, and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder arising after the date of transfer. The liability of any transferee of Landlord shall be limited to the interest of such transferee in the Real Property and Building and such transferee shall be without personal liability under this Lease, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. Tenant further acknowledges that Landlord may assign its interest in this Lease to a mortgage lender as additional security and agrees that such an assignment shall not release Landlord from its obligations hereunder and that Tenant shall continue to look to Landlord for the performance of its obligations hereunder.

     23.6 Prohibition Against Recording. Except as provided in Section 23.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant, and the recording thereof in violation of this provision shall make this Lease null and void at Landlord's election.

     23.7 Landlord's Title; Air Rights. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease.

     23.8  Tenant's Signs.

           23.8.1 Landlord shall provide space on the Building directory in the ground floor lobby of the Building for a listing identifying Tenant's name and suite number. Such signage shall use Building standard materials and lettering. Landlord shall pay for the initial cost of such signage, and Tenant shall pay for the cost to make any changes thereto.

           23.8.2 Tenant shall be entitled, at its sole cost and expense, to identification signage on each of the floors of the Building on which the Premises are located. The location, quality, design, style, lighting and size of such sign shall be consistent with the Landlord's Building standard signage program and shall be subject to Landlord's prior written approval, in its reasonable discretion. Upon the expiration or earlier termination of this Lease, Tenant shall be responsible, at its sole cost and expense, for the removal of such signage and the repair of all damage to the Building caused by such removal. Except for such identification sign, Tenant may not install any signs on the exterior or roof of the Building or the common areas of the Building or the Real Property. Any signs, window coverings, or blinds (even if the same are located behind the Landlord approved window coverings for the Building), or other items visible from the exterior of the Premises or Building are subject to the prior approval of Landlord, in its sole and absolute discretion.

     23.9 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of Rent nor any act of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant.

     23.10 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sold discretion, may elect.

     23.11 Time of Essence. Time is of the essence of this Lease and each of its provisions.

     23.12 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

     23.13 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representation, including, but not limited to, any representation whatsoever as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the Exhibits attached hereto.

     23.14 Landlord Exculpation. It is expressly understood and agreed that notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the liability of Landlord and the Landlord Parties hereunder (including any successor landlord) and any recourse by Tenant against Landlord or the Landlord Parties shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, and neither Landlord, nor any of the Landlord

Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant.

      23.15 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. This Lease and any side letter or separate agreement executed by Landlord and Tenant in connection with this Lease and dated of even date herewith contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Premises, shall be considered to be the only agreement between the parties hereto and their representatives and agents, and none of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Lease.

      23.16 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Building as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building.

      23.17 Force Majeure. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, the "Force Majeure"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

      23.18 Waiver of Redemption by Tenant. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

      23.19 Notices. All notices, demands, statements of communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder shall be in writing, shall be sent by (a) United States certified or registered mail, postage prepaid, return receipt requested ("MAIL"), (b) overnight mail or courier service ("OVERNIGHT COURIER"), or (c) delivered personally (i) to Tenant at the appropriate address set forth in
Section 5 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord; or (ii) to Landlord at the addresses of Landlord's agent set forth in Section 3 of the Summary, or to such other firm or to such other place as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (A) two (2) business days after the date it is deposited in the Mail as provided in this Section 23.19, (B) one (1) business day after it is deposited with an Overnight Courier, or (C) upon the date personal delivery is made. If Tenant is notified of the identity and address of Landlord's mortgagee or ground or underlying lessor, Tenant shall give to such mortgagee or ground or underlying lessor written notice of any default by Landlord under the terms of this Lease by registered or certified mail, and such mortgagee or ground or underlying lessor shall be given a reasonable opportunity to cure such default prior to Tenant's exercising any remedy available to Tenant.

      23.20 Joint and Several. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

      23.21 Authority. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Building is located and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so.

      23.22 Jury Trial; Attorney's Fees. IF EITHER PARTY COMMENCES LITIGATION AGAINST THE OTHER FOR THE SPECIFIC PERFORMANCE OF THIS LEASE, FOR DAMAGES FOR THE BREACH HEREOF OR OTHERWISE FOR ENFORCEMENT OF ANY REMEDY HEREUNDER, THE PARTIES HERETO AGREE TO AND HEREBY DO WAIVE ANY RIGHT TO A TRIAL BY JURY. In the event of any such commencement of litigation, the prevailing party shall be entitled to recover from the other party such costs and reasonable attorneys' fees as may have been incurred, including any and all costs incurred in enforcing, perfecting and executing such judgment.

      23.23 Governing Law. This Lease shall be construed and enforced in accordance with the laws of the state in which the Building is located.

      23.24 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

      23.25 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 11 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party's dealings with any real estate broker or agent other than the Brokers. Landlord shall pay Brokers the commission due in connection with this lease transaction pursuant to a separate agreement.

        23.26 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statue to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord, provided, however, that the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any holder of a mortgage or deed of trust covering the Building, Real Property or any portion thereof, of whose address Tenant has theretofore been notified, and an opportunity is granted to Landlord and such holder to correct such violations as provided above.

        23.27 Building Name and Signage. Landlord shall have the right at any time to change the name of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Building or use pictures or illustrations of the Building in advertising or other publicity, without the prior written consent of Landlord.

        23.28 Building Directory. Tenant shall be entitled to one (1) line on the Building directory to display Tenant's name and location in the Building.

        23.29    [INTENTIONALLY DELETED]

        23.30 Landlord Renovations. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, Real Property, or any part thereof and that no representations or warranties respecting the condition of the Premises, the Building or the Real Property have been made by Landlord to Tenant, except as specifically set forth in this Lease. However, Tenant acknowledges that Landlord may from time to time, at Landlord's sole option, renovate, improve, alter, or modify (collectively, the "RENOVATIONS") the Building, Premises, and/or Real Property, common areas, systems and equipment, roof, and structural portions of the same, which Renovations may include, without limitation, (i) modifying the common areas and tenant spaces to comply with applicable laws and regulations, including regulations relating to the physically disabled, seismic conditions, and building safety and security, and (ii) installing new carpeting, lighting, and wall coverings in the Building common areas, and in connection with such Renovations, Landlord may, among other things, erect scaffolding or other necessary structures in the Building, limit or eliminate access to portions of the Real Property, including portions of the common areas, or perform work in the Building, which work may create noise, dust or leave debris in the Building. Tenant hereby agrees that such Renovations and Landlord's actions in connection with such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility or for any reason be liable to Tenant for any direct or indirect injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations or Landlord's actions in connection with such Renovations, or for any inconvenience or annoyance occasioned by such Renovations or Landlord's actions in connection with such Renovations.

        23.31    [INTENTIONALLY DELETED]

        23.32 Asbestos Disclosure. Landlord has advised Tenant that there is asbestos-containing material ("ACM") in the Building. Attached hereto as Exhibit F is a disclosure statement regarding ACM in the Building. Tenant acknowledges that such notice complies with the requirements of Section 25915 of the California Health and Safety Code.

        23.33 Landlord's Default. Landlord shall not be in default under this Lease unless Landlord fails to perform the obligations required of Landlord hereunder within the time period set forth in this Lease, or if no time period provided, then within thirty (30) days after written notice by Tenant to Landlord in writing specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty
(30) day period and thereafter diligently prosecutes the same to completion. Tenant shall have no rights as a result of any default by Landlord until Tenant gives thirty (30) days' written notice to any person who has a recorded interest pertaining to the Building, specifying the nature of the default. Such person shall then have the right to cure such default, and Landlord shall not be deemed in default if such person cures such default within thirty (30) days after receipt of written notice of the default, or within such longer period of time as may reasonably be necessary to cure the default. If Landlord or such person does not cure the default, Tenant may exercise such rights or remedies as shall be provided or permitted by law to recover any damages proximately caused by such default; provided, however, Tenant agrees that in no event shall Tenant be allowed to recover from Landlord consequential damages as a result of any Landlord default.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and the date first above written.

                         "Landlord":

                         WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                         By: Legacy Partners Commercial, Inc., a Texas corporation, as manager and agent for Landlord

                              By:  /s/ [Signature Illegible]
                                  -------------------------------------------
                                  Name:
                                        -------------------------------------
                                  Its:
                                        -------------------------------------


                         "Tenant":

                         MYPOINTS.COM, INC., a Delaware corporation

                         By:  /s/ CHAZ BERMAN EVP
                              -----------------------------------------------
                              Name: Chaz Berman
                                    -----------------------------------------
                              Its:  Executive Vice President
                                    -----------------------------------------

                         By:  /s/ THOMAS P. CALDWELL
                              -----------------------------------------------
                              Name: Thomas P. Caldwell
                                    -----------------------------------------
                              Its:  SVP/CFO
                                    -----------------------------------------

                                   EXHIBIT A


                       OUTLINE OF FLOOR PLAN OF PREMISES










































                                   EXHIBIT A

                                                                       EXHIBIT B

                               TENANT WORK LETTER

     This Tenant Work Letter ("WORK LETTER") shall set forth the terms and conditions relating to the construction of the Premises. All references in this Work Letter to "the Lease" shall mean the relevant portions of the Lease to which this Work Letter is attached as Exhibit B. It is the intent of the parties that the Premises may be designed and constructed in separate phases for each of the Twelve Floor Space and the Eleventh Floor Space, but for convenience purposes, all references to the "Premises" in this Tenant Work Letter shall mean all such spaces, in the aggregate, unless otherwise expressly provided.

                                   SECTION 1

                  GENERAL CONSTRUCTION OF THE LEASED PREMISES

     Landlord shall deliver, and Tenant shall accept, the base, shell, and core
(i) of the Premises and (ii) of the floors of the Building on which the Premises is located (collectively, the "BASE, SHELL, AND CORE") in its current as-is condition existing as of the date of the Lease. In addition, Landlord shall construct the items described below in this Section 1 (such items shall collectively be referred to as "LANDLORD'S WORK"). Except for Landlord's Work and the Tenant Improvement Allowance described in this Work Letter, Landlord shall not be obligated to make or pay for any alterations or improvements to the Premises or the Building.

     1.1 New HVAC interior loop added on an unoccupied basis without distribution. Tenant shall be responsible for distribution. Landlord shall cause such work to be substantially completed in the Twelfth Floor Space on or before January 3, 2000, and Landlord shall cause such work to be substantially completed in the Eleventh Floor Space on or before September 15, 2000.

     1.2 Restrooms in the Premises shall be remodeled with Building standard finishes and shall comply with Code (as such term is defined in Section 2.2.5 below).

     1.3 Building standard ceiling installed in elevator lobbies of the Eleventh Floor Space and the Twelfth Floor Space.

     1.4 A new sprinkler loop will be installed if not currently in place; Tenant shall be responsible for head distribution. Landlord shall cause such work to be substantially completed in the Twelfth Floor Space on or before January 15, 2000, and Landlord shall cause such work to be substantially completed in the Eleventh Floor Space on or before October 1, 2000.

     1.5 Asbestos containing materials ("ACM") abated in areas of Premises accessible by Tenant. Landlord shall cause such work to be substantially completed in the Twelfth Floor Space on or before January 3, 2000, and Landlord shall cause such work to be substantially completed in the Eleventh Floor Space on or before September 15, 2000. Landlord shall abate the ACM in the Twelfth Floor Space and the Eleventh Floor Space substantially in the same manner Landlord is abating the ACM in the fourth (4th) floor of the Building as of the date of this Lease.

     1.6 New finishes in elevator cabs. Landlord shall cause such work to be substantially completed on or before January 3, 2000.

     1.7 Except as otherwise expressly set forth in this Section 1, the Premises shall be in "shell" condition.

     Except as otherwise expressly provided above, Landlord shall not be obligated to complete Landlord's Work until, with respect to the Twelfth Floor Space, the Lease Commencement Date, and with respect to the Eleventh Floor Space, the Eleventh Floor Start Date; provided, however, that Landlord and Tenant shall each use commercially reasonable efforts during Tenant's construction of the Tenant Improvements and Landlord's completion of Landlord's Work to (i) minimize interference by such party's work with the other party's work under this Tenant Work Letter, and (ii) coordinate and follow the schedule for the construction of Landlord's Work and the construction of the Tenant Improvements so as to minimize delays in such work. Such efforts shall include, without limitation, incorporating provisions in contracts with contractors and subcontractors which require the parties' contractors and subcontractors to cooperate with the other party's contractors and subcontractors and require the parties' contractors and subcontractors to comply with Landlord's construction coordination procedure manual, but shall not require either party to incur material extra expense or delay.

                                   SECTION 2

                              TENANT IMPROVEMENTS

     2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of up to, but not exceeding $35.00 per rentable square foot of the Premises, in the aggregate for the entire Premises, for the costs relating to the initial design and construction of Tenant's improvements which will be permanently affixed to the Premises (the "TENANT IMPROVEMENTS"). Except as otherwise expressly set forth in Section 1 above, in no event shall Landlord be obligated to make disbursements pursuant to this Work Letter in a total amount which exceeds the Tenant Improvement Allowance. Tenant shall be entitled to no credit for any unused portion of the Tenant Improvement Allowance.

                                   EXHIBIT B
                                      -1-

            2.2   Disbursement of the Tenant Improvement Allowance.

                  2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in this Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                        2.2.1.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Work Letter (but only that amount which is equal to $2.50 per rentable square foot of the Premises may be deducted form the Tenant Improvement Allowance), and payment of the fees incurred by, Landlord in connection with Landlord's architect's review of the "Construction Drawings," as that term is defined in Section 3.1 of this Work Letter;

                        2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                        2.2.1.3 The actual cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors' fees and general conditions;

                        2.2.1.4 The cost of any changes in Landlord's Work when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                        2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by applicable laws and building codes (collectively, "Code");

                        2.2.1.6 Sales and use taxes;

                        2.2.1.7 The "Coordination Fee," as that term is defined in Section 4.2.2.2 of this Work Letter; and

                        2.2.1.8 All other actual costs to be expended by Landlord in connection with the construction of the Tenant Improvements.

                  2.2.2 Disbursement of Tenant Improvement Allowance. During the construction of the Tenant Improvements, Landlord shall make monthly disbursements of the Tenant Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall authorize the release of monies for the benefit of Tenant as follows.

                        2.2.2.1 Monthly Disbursements. On or before the first
(1st) day of each calendar month during the construction of the Tenant Improvements (or such other date as Landlord may designate), Tenant shall deliver to Landlord: (i) a request for payment of the "Contractor," as that term is defined in Section 4.1 of this Work Letter, approved by Tenant, in a form to be provided by Landlord, showing the schedule, by trade, of percentage of completion of the Tenant Improvements in the Premises, detailing the portion of the work completed and the portion not completed, and demonstrating that the relationship between the cost of the work completed and the cost of the work to be completed complies with the terms of the "Construction Budget," as that term is defined in Section 4.2.1 of this Work Letter; (ii) invoices from all of "Tenant's Agents," as that term is defined in Section 4.1.2 below, for labor rendered and materials delivered to the Premises; (iii) executed mechanic's lien releases from all of Tenant's Agents which shall comply with the appropriate provisions, as reasonably determined by Landlord, of applicable California law; and (iv) all other information reasonably requested by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request. On or before the first (1st) day of the following calendar month, Landlord shall deliver a check to Tenant made jointly payable to Contractor and Tenant in payment of the lesser of: (A) the amounts so requested by Tenant, as set forth in this Section 2.2.2.1, above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the "Final Retention"), and (B) the balance of any remaining available portion of the Tenant Improvement Allowance (not including the Final Retention), provided that Landlord does not dispute any request for payment based on non-compliance of any work with the "Approved Working Drawings", as that term is defined in Section 3.4 below, or due to any substandard work, or for any other reason. Landlord's payment of such amounts shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request.

                        2.2.2.2 Final Retention. Subject to the provisions of this Work Letter, a check for the Final Retention payable jointly to Tenant and Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord properly executed mechanics lien releases in compliance with applicable California law and (ii) Landlord has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, the structure or exterior appearance of the Building, or any other tenant's use of such other tenant's leased premises in the Building.

                        2.2.2.3 Other Terms. Landlord shall only be obligated to make disbursements from the Tenant Improvement Allowance to the extent costs are incurred by Tenant for Tenant Improvement Allowance Items.

            2.3 Standard Tenant Improvement Package. Landlord has established specifications (the "Specifications") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises, a copy of which Specifications are attached to this Exhibit B as Schedule 1. Unless otherwise agreed to by Landlord in writing, the Tenant Improvements shall comply with the Specifications. Landlord may make changes to the Specifications from time to time.


                                   EXHIBIT B
                                      -2-

                                   SECTION 3

                             CONSTRUCTION DRAWINGS

          3.1 Selection of Architect/Construction Drawings. Tenant shall retain Patri Merker Architects (the "ARCHITECT") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Tenant shall retain the engineering consultants designated by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work in the Premises, which work is not part of Landlord's Work; provided, however, that Tenant shall retain Glumae to prepare all plans and engineering working drawings relating to the mechanical, electrical and plumbing work in the Premises (which work is not part of Landlord's Work) and Tenant shall retain URS Greiner to prepare all plans and engineering working drawings relating to the structural work in the Premises (which work is not part of Landlord's work). The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "CONSTRUCTION DRAWINGS." All Construction Drawings shall comply with the drawing format and specifications reasonably determined by Landlord, and shall be subject to Landlord's approval. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers, and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Article 10 of the Lease shall specifically apply to the Construction Drawings.

          3.2       Final Space Plan. Tenant shall supply Landlord with four
(4) copies signed by Tenant of its final space plan for the Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Space Plan for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require.

          3.3 Final Working Drawings. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard equipment and specifications, including, without limitation, ??? calculations, electrical requirements and special electrical receptacle requirements for the Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within five (5) business days after Landlord's receipt of the Final Working Drawings for the Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith. In addition, Landlord shall advise Tenant as soon as reasonably possible after (but in no event later than five (5) business days after) Landlord's receipt of the Final Working Drawings for the Premises if Landlord will require Tenant to remove any of the Tenant Improvements set forth in the Final Working Drawings upon the expiration or earlier termination of the Lease Term.

          3.4 Approved Working Drawings. The Final Working Drawings shall be approved by Landlord (the "APPROVED WORKING DRAWINGS") prior to the commencement of construction of the Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the appropriate governmental authorities for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

                                   SECTION 4

                    CONSTRUCTION OF THE TENANT IMPROVEMENTS

          4.1       Tenant's Selection of Contractor,

                    4.1.1 Tenant's Agents. The general contractor (the "CONTRACTOR"), all subcontractors, laborers, materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "TENANT AGENTS") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed; provided that, in any event, the Contractor shall competitively bid the subcontractor work to various subcontractors approved by Landlord, subject to Landlord's right to require the Contractor to use the Engineers (as such term is defined in Section 3.1 above) for the structural, mechanical, electrical, plumbing, HVAC, lifesafety and sprinkler work in the Premises without competitive bidding. If requested by Landlord, Tenant's Agents shall all be union labor in compliance with the master labor agreements existing between trade unions and the local chapter of the Associated General Contractors of America.

                                   EXHIBIT B
                                      -3-

          4.2  Construction of Tenant Improvements by Tenant's Agents.

               4.2.1 Construction Contract; Cost Budget. Prior to Tenant's execution of the construction contract and general conditions with the Contractor (the "CONTRACT"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Improvements, and after Tenant has accepted all bids for the Tenant Improvements, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Improvements to be performed by or at the direction of Tenant or the Contractor (which costs form a basis for the amount of the Contract, if any (the "FINAL COSTS"). Within five (5) business days of the receipt of the Final Costs by Landlord, Landlord shall deliver to Tenant a construction budget (the "CONSTRUCTION BUDGET"), the amount of which Construction Budget shall be equal to (i) the Final Costs plus (ii) the other costs of design and construction of the Premises as determined by Landlord (to the extent not already included in the Final Costs), which costs shall include, but not be limited to, the cost of any Standard Improvement Package items to be used by Tenant, the costs of the Architect and Engineers fees, and the Coordination Fee. Prior to the commencement of construction of the Tenant Improvements, Tenant shall supply Landlord with cash in an amount (the "OVER-ALLOWANCE AMOUNT") equal to the difference between the amount of the Construction Budget and the amount of the Tenant Improvement Allowance (less any portion thereof already disbursed by Landlord, or in the process of being disbursed by Landlord, on or before the commencement of construction of the Tenant Improvements). The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any of the then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Construction Budget has been delivered by Landlord to Tenant, the costs relating to the design and construction of the Tenant Improvements shall change, any additional costs necessary to such design and construction in excess of the Construction Budget, shall be paid by Tenant to Landlord immediately as an addition to the Over-Allowance Amount and, in any event, prior to the commencement of the construction of such changes, or, at Landlord's option, Tenant shall make payments for such additional costs out of its own funds, but Tenant shall continue to provide Landlord with the documents described in
Section 2.2.2.1 (i), (ii), (iii) and (iv) of this Work Letter, above, for Landlord's approval, prior to Tenant paying such costs.

          4.2.2     Tenant's Agents.

                    4.2.2.1 Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in strict accordance with the Approved Working Drawings; (ii) Tenant and Tenant's Agents shall not, in any way, interfere with, obstruct, or delay, the work of Landlord's base building contractor and subcontractors with respect to the Base, Shell and Core or any other work in the Building; (iii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iv) Tenant shall abide by all rules made by Landlord's Building contractor or Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with this Work Letter, including, without limitation, the construction of the Tenant Improvements.

                    4.2.2.2 Coordination Fee. Tenant shall pay a logistical coordination fee (the "COORDINATION FEE") to Landlord in an amount equal to $1.00 per rentable square foot of the Premises, and any other amounts expended by Landlord in connection with the design and construction of the Tenant Improvements, which Coordination Fee shall be for services relating to the coordination of the construction of the Tenant Improvements.

                    4.2.2.3 Indemnity. Tenant's indemnity of Landlord as set forth in Article 10 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Improvements and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Article 10 of the Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Improvements, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Premises.

                    4.2.2.4   Insurance Requirements.

                              4.2.2.4.1 General Coverages. All of Tenant's
Agents shall carry worker's compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form with requirements for Tenant as set forth in Article 10 of the Lease.

                              4.2.2.4.2 Special Coverages. Tenant shall carry
"Builder's All Risk" insurance in an amount approved by Landlord covering the construction of the Tenant Improvements, and such other insurance as Landlord may require, it being understood and agreed that the Tenant Improvements shall be insured by Tenant pursuant to Article 10 of the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord, and in form with requirements for Tenant as set forth in Article 10 of the Lease.

                              4.2.2.4.3 General Terms. Certificates for all
insurance carried pursuant to this Section 4.2.2.4 shall be delivered to Landlord before the commencement of construction of the Tenant Improvements and before the Contractor's equipment is moved onto the site. All such policies of insurance must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any cancellation or lapse of the effective date or any reduction in the amounts of such insurance. In the event that the Tenant Improvements are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant's sole cost and expense. All policies carried under this Section 4.2.2.4 shall insure Landlord and Tenant, as their interests may appear, as well as Contractor and Tenant's Agents, and shall name as additional insureds Landlord's property manager,

                                   EXHIBIT B
      and all mortgagees and ground lessors of the Building. All insurance, except Workers' Compensation, maintained by Tenant's Agents shall preclude subrogation claims by the insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder. The requirements for the foregoing insurance shall not derogate from the provisions for indemnification of Landlord by Tenant under Section 4.2.2.3 of this Work Letter.

                  4.2.3 Governmental Compliance. The Tenant Improvements shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                  4.2.4 Inspection by Landlord. Landlord shall have the right to inspect the Tenant Improvements at all times, provided however, that Landlord's failure to inspect the Tenant Improvements shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Improvements constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Improvements, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Improvements shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Improvements and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other tenant's use of such other tenant's leased premises, Landlord may, take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Improvements until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction. Notwithstanding anything herein to the contrary, Landlord shall inspect the Tenant Improvements at least once a week during the construction of the Tenant Improvements.

                  4.2.5 Meetings. Commencing upon the execution of the Lease, Tenant shall hold weekly meetings at a reasonable time, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Improvements, which meetings shall be held at a location designated by Landlord, and Landlord and/or agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

            4.3   Notice of Completion; Copy of "As Built" Plans. Within twenty
(20) days after completion of construction of the Tenant Improvements, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County in which the Building is located and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction,
(i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (C) to deliver to Landlord two (2) sets of sepias of such as-built drawings within ninety (90) days following issuance of a certificate of occupancy for the Premises, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

            4.4 Coordination by Tenant's Agents with Landlord. Upon Tenant's delivery of the Contract to Landlord under Section 4.2.1 of this Work Letter, Tenant shall furnish Landlord with a schedule setting forth the projected date of the completion of the Tenant Improvements and showing the critical time deadlines for each phase, item or trade relating to the construction of the Tenant Improvements.

                                   SECTION 5

                                 MISCELLANEOUS

            5.1 Tenant's Representative. Tenant has designated ______________ [TENANT TO PROVIDE] as its sole representative with respect to the matters set forth in this Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Work Letter.

            5.2 Landlord's Representative. Landlord has designated Jeff Lambret as its sole representative with respect to the matters set forth in this Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Work Letter.

            5.3 Time of the Essence in This Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

            5.4 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in the Lease, if an event of default by Tenant of this Work Letter or Section 19.1 of the Lease has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms

                                   EXHIBIT B
of this Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such inaction by Landlord).


                                   EXHIBIT B

                            SCHEDULE 1 TO EXHIBIT B

                  BUILDING STANDARDS FOR 100 CALIFORNIA STREET

18 June 1998 Revised
20 May 1998
Building Standards

DRYWALL PARTITIONS

Non-Demising Partition             Building standard interior partition to consist of 25-gauge, 2 1/2" metal studs, 24" on center with one layer 5/8" gypsum board each side. All partitions to be hung, ceiling secured to meet current code, taped and prepared for standard paint finish.

Demising Partitions                Building standard full-height (slab to slab) 1 hour partition to consist of 20-gauge, 2 1/2"
                                   metal studs, 16" on center with one layer 5/8" gypsum board each side with batt insulation. All such partitions are to be secured to meet current code, taped and prepared for standard paint finish.

DOOR ASSEMBLY

Door                               Interior door assembly to be wood veneer solid core doors, 3 feet wide by full height (9 feet).
                                   White maple clear finish.

Frame                              A.C.I. or equal grade aluminum with white powder coated or clear anodized finish.

Hardware                           Schlage "L-9000", finish satin chrome, Lever handle latchset. Two pair butt hinges. Floor stop and silencer. Corbin lock cylinder.

CEILING SYSTEM

Grid System                        Donn Fineline suspended throughout the premises. Tile located center of column along East and
                                   West side. Grid centered along North and South side.

Tiles                              Armstrong Cirrus, 2' x 2' mineral fiber acoustical lay in tiles

ELECTRICAL/LIGHTING

Recessed Fluorescent               Lithonia Paramax Parabolic Troffer fixture to be 2 x 4 with silver specular reflector lenses.
                                   2PM3N 2'x4' (3) T-8, SP-35 lamps, 3" deep 18 cell parabolume lens to be installed in building standard acoustic tile.

Recessed Fluorescent               Lithonia Paramax Parabolic Troffer fixture to be 2 x 2 with silver specular reflector lenses.
                                   #2PM3N 2'x2' (3)T-8, SP-35 lamps, 3" deep 18 cell parabolume lens to be installed in building standard acoustic tile.

Downlights                         Fluorescent downlight to be "Prescolite #PBX-TO-94S, Clear specular alzak reflector, (2) F13
                                   DTT/27K HPF, 3500K lamp high power factor ballast with double twin tube, 35 watts, 277 volts

Wall Washer                        Fluorescent wall washer to be "Prescolite 3PBX-TW-94S, Clear specular alzak reflector, (2) F13
                                   DTT/27K/HPF lamp, 35 watts, 277 volts

Wall Switches                      Switching to be dual toggle switch to meet Title 24 Requirements, controlling building standard fixtures.

Motion Sensors                     Leviton #6775-I

Wall Telecommunication Outlets     Telephone/data outlet to be Junction box mounted at standard height (18" on center mounted vertically) in drywall partition with mud ring and pull string. Lucent, M14A-246

Wall Duplex Outlet                 Duplex power receptacle mounted at standard height (18" on center mounted vertically) in drywall partition with normal circuiting from core low voltage panel. Leviton, 5252-I, 15 Amp; Leviton,
                                   5362-I, 20 amp.

Floor Duplex Outlet                Floor mounted duplex power receptacle located above cellular (2-cell) floor system. Floor cells run approximately 4'-0' on center. Running north and south. Walker, 513AL

Floor Telephone/Data Outlet        Floor mounted telephone/data outlet located above cellular (2-cell) floor system. Floor cells run approximately 4'0" on center. Running north and south. Walker, 501


                                 SCHEDULE 1 TO
                                   EXHIBIT B

FINISHES



Paint Building standard paint to consist of two coats of eggshell stipple acrylic latex selected from ICI paints or equal.

Base                            Building standard base 4" high, "Burke"
                                resilient rubber.

Vinyl Tile                      Building standard vinyl composite tile:
                                "Armstrong" - Execelon, 12" x 12", 1/8" gauge

Exterior Window Treatment       Building standard brushed aluminum Levellors.




                                 SCHEDULE 1 TO
                                   EXHIBIT B

                                   EXHIBIT C

                               AMENDMENT TO LEASE

      This AMENDMENT TO LEASE ("Amendment") is made and entered into effective as of _______________, 19 __, by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MYPOINTS.COM, INC., a Delaware corporation ("Tenant").

                               R E C I T A L S :
                               - - - - - - - -

      A. Landlord and Tenant entered into that certain Office Lease dated as of November __, 1999 (the "Lease") pursuant to which Landlord leased to Tenant and Tenant leased from Landlord certain "Premises", as described in the Lease, known as Suite 1200 of the Building located at 100 California Street, San Francisco, California 94111.

      B. Except as otherwise set forth herein, all capitalized terms used in this Amendment shall have the same meaning five such terms in the Lease.

      C. Landlord and Tenant desire to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

      NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Confirmation of Dates. The parties hereby confirm that (a) the Lease Term for the Lease commenced as of _____________ (the "Lease Commencement Date"), (b) the Eleventh Floor Start Date is ____________, (c) the Lease Term is seven (7) years ending on ______________ (unless sooner terminated or extended as provided in the Lease) and (d) in accordance with the Lease, Rent commenced to accrue on ____________________.

      2. No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

      IN WITNESS WHEREOF, this Amendment to Lease has been executed as of the day and year first above written.

                              "Landlord":

                              WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

                              By: Legacy Partners Commercial, Inc., as manager and agent for Landlord

                                   By:
                                       -----------------------------------
                                       Name:
                                             -----------------------------

                                       Its:
                                             -----------------------------

                                   "Tenant":

                                   MYPOINTS.COM,INC., a Delaware corporation

                                   By:
                                       -----------------------------------
                                       Name:
                                             -----------------------------

                                       Its:
                                             -----------------------------
                                   By:
                                       -----------------------------------
                                       Name:
                                             -----------------------------

                                       Its:
                                             -----------------------------




                                   EXHIBIT C
                                      -1-

                                   EXHIBIT D

                             RULES AND REGULATIONS


        Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Building.

        1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord.

        2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, unless electrical hold backs have been installed.

        3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as are customary for comparable buildings in the vicinity of the Building. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. Any tenant, its employees, agents or any other persons entering or leaving the Building at any time when it is so locked, or any time when it is considered to be after normal business hours for the Building, may be required to sign the Building register when so doing. Access to the Building may be refused unless the person seeking access has proper identification or has a previously arranged pass for access to the Building. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same by any means it deems appropriate for the safety and protection of life and property.

        4. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. All damage done to any part of the Building, its contents, occupants or visitors by moving or maintaining any such safe or other property shall be the sole responsibility of Tenant and any expense of said damage or injury shall be borne by Tenant.

        5. No furniture, freight, packages, supplies, equipment or merchandise will be brought into or removed from the Building or carried up or down in the elevators, except upon prior notice to Landlord, and in such manner, in such specific elevator, and between such hours as shall be designated by Landlord. Tenant shall provide Landlord with not less than 24 hours prior notice of the need to utilize an elevator for any such purpose, so as to provide Landlord with a reasonable period to schedule such use and to install such padding or take such other actions or prescribe such procedures as are appropriate to protect against damage to the elevators or other parts of the Building.

        6. Landlord shall have the right to control and operate the public portions of the Building, the public facilities, the heating and air conditioning, and any other facilities furnished for the common use of tenants, in such manner as is customary for comparable buildings in the vicinity of the Building.

        7. The requirements of Tenant will be attended to only upon application at the management office of the Building or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

        8. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate with Landlord or Landlord's agents to prevent same.

        9. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of the rule shall be borne by the tenant who, or whose employees or agents, shall have caused it.

        10. Tenant shall not overload the floor of the Premises, no mark, drive nails or screws, or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof without Landlord's consent first had and obtained.

        11. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines of any description other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

        12. Tenant shall not use any method of heating or air conditioning other than that which may be supplied by Landlord, without the prior written consent of Landlord.

        13. Tenant shall not use or keep in or on the Premises or the Building any kerosene, gasoline or other inflammable or combustible fluid or material. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.



                                   EXHIBIT D

      14. Tenant shall not bring into or keep within the Building or the Premises any animals, birds, bicycles or other vehicles.

      15. No cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations, and does not cause odors which are objectionable to Landlord and other Tenants.

      16. Landlord will approve where and how telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires shall be allowed without the consent of Landlord. The location of telephone, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

      17. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

      18. Tenant, its employees and agents shall not loiter in the entrances or corridors, nor in any way obstruct the sidewalks, lobby, halls, stairways or elevators, and shall use the same only as a means of ingress and egress for the Premises.

      19. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to ensure the most effective operation of the Building's heating and air conditioning system, and shall refrain from attempting to adjust any controls.

      20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Building is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

      21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

      22. Tenant shall assume any and all responsibility for protecting the Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed, when the Premises are not occupied.

      23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises without the prior written consent of Landlord. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and bulb color approved by Landlord.

      24. The washing and/or detailing of or, the installation of windshields, radios, telephones in or general work on, automobiles shall not be allowed on the Real Property.

      25. Food vendors shall be allowed in the Building upon receipt of a written request from the Tenant. The food vendor shall service only the tenants that have a written request on file in the Building's management office. Under no circumstance shall the food vendor display their products in a public or common area including corridors and elevator lobbies. Any failure to comply with this rule shall result in immediate permanent withdrawal of the vendor from the Building.

      26. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

      27. Tenant shall comply with any non-smoking ordinance adopted by any applicable governmental authority.

      28. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Building. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises and Building, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the nonobservance of the Rules and Regulations by another tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

                                   EXHIBIT E


                     FORM OF TENANT'S ESTOPPEL CERTIFICATE

     The undersigned, as Tenant under that certain Office Lease (the "LEASE") made and entered into as of _______________, 19__ and between _________________, a ____________________ as Landlord, and the undersigned as Tenant, for the Premises on the ________ floor(s) of the Building located at 100 California Street, San Francisco, California hereby certifies as follows:


     1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

     2. The undersigned has commenced occupancy of the Premises described in the Lease, currently occupies the Premises, and the Lease Term commenced on
_________.

     3. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

     4. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

     5. Tenant shall not materially modify the documents contained in Exhibit A or prepay any amounts owing under the Lease to Landlord in excess of thirty
(30) days without the prior written consent of Landlord's mortgagee.

     6.   Base Rent became payable on ______________.

     7.   The Lease Term expires on _____________.

     8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

     9. No rental has been paid in advance and no security has been deposited with Landlord except as provided in the Lease.

     10. As of the date hereof, there are no existing defenses or offsets that the undersigned has, which preclude enforcement of the Lease by Landlord.

     11. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________. The current monthly installment of Base Rent is $____________.

     12. The undersigned acknowledges that this Estoppel certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan or acquisition of such property.

     13. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the sate in which the Building is located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     Executed at ____________________ on the _____ day of ___________, 19__.


                         "Tenant":

                         ----------------------------------------------------
                         a
                          ---------------------------------------------------


                         By:
                              -----------------------------------------------
                              Name:
                                    -----------------------------------------
                              Its:
                                    -----------------------------------------

                         By:
                              -----------------------------------------------
                              Name:
                                    -----------------------------------------
                              Its:
                                    -----------------------------------------



                                   EXHIBIT E
                                      -1-

                                   EXHIBIT F

                           CALIFORNIA ASBESTOS NOTICE

     In 1998, California enacted legislation (specifically, Chapter 10.4 of the Health and Safety Code, Section 25915 et seq.) requiring landlords and tenants of commercial buildings constructed prior to 1979 to notify certain people, including each other and their respective employees working within such building, of any knowledge they may have regarding any asbestos containing materials or asbestos-containing construction materials (collectively, "ACM") in the building.

     On July 13, 1995, Title 29, Code of Federal Regulations, Section 1910.1001 and 1926.1101 defined Presumed Asbestos Containing Material ("PACM") as thermal system insulation and surfacing material found in buildings constructed no later than 1980. Although not considered PACM, asphalt and vinyl flooring installed in buildings constructed no later than 1980 must also be considered asbestos containing. Both PACM and asphalt and vinyl flooring can be shown not to contain asbestos through comprehensive sampling. The federal standard requires the building and/or facility owner to notify contractors and tenants of the presence of ACM/PACM. On May 3, 1996, Cal/OSHA adopted the same notification requirements for PACM in Title 8 CCR 5208 & 1529.

     This notification is being given to provide the information required under this Legislation in order to help you avoid any unintentional contact with the ACM/PACM, to assure that appropriate precautionary measures are taken before disturbing any ACM/PACM, and to assist you in making appropriate disclosures to your employees and others.

     We have engaged qualified asbestos consultants to survey the Building for asbestos and to assist in implementing an asbestos management plan that includes, among other things, periodic reinspection and surveillance, air monitoring as necessary, information and training programs for building engineering and other measures to minimize potential fiber releases. A description of the current Asbestos Management Plan prepared for the Building (the "AMP") is set forth on Schedule A attached hereto. Our asbestos consultant has provided us with the AMP, which in its qualified professional opinion, fully complies with the disclosure requirements of Health and Safety Code
Section 25915.1

     We have no reason to believe, based upon the AMP, that the ACM/PACM in the Building is currently in a condition to release asbestos fibers which would pose a significant health hazard to the Building's occupants. This should remain so if such ACM/PACM is properly handled and remains undisturbed. You should take into consideration that our knowledge as to the absence of health risks is based solely upon general information and the information contained in the AMP, and that we have no special knowledge concerning potential health risks resulting from exposure to asbestos in the Building. We are therefore required by the above-mentioned legislation to encourage you to contact local or state public agencies if you wish to obtain a better understanding of the potential impacts resulting from exposure to asbestos.

     Because any tenant alterations or other work at the Building could disturb ACM/PACM and possibly release asbestos fibers into the air, we must require that you obtain our written approval prior to beginning such projects. This includes major alterations, but might also include such activities as drilling or boring holes, installing electrical, telecommunications or computer lines, sanding floors, removing ceiling tiles or other work which disturbs ACM/PACM. In many cases, such activities will not affect ACM/PACM, but you must check with the property manager in advance, just in case. You should check with the property manager at the address set forth on Schedule A. The property manager will make available such instructions as may be required. Any such work should not be attempted by an individual or contractor who is not qualified to handle ACM/PACM. IN THE AREAS SPECIFIED IN SCHEDULE A, YOU SHOULD AVOID TOUCHING OR DISTURBING THE ACM/PACM IN ANY WAY. IF YOU OBSERVE ANY ACTIVITY WHICH HAS THE POTENTIAL TO DISTURB THE ACM/PACM, PLEASE REPORT THE SAME TO THE PROPERTY MANAGER IMMEDIATELY.

     Further information concerning asbestos handling procedures in general can be found in the Building's O & M Program, located in the Building office at the address set forth on Schedule A. We also encourage you to contact local, state or federal public health agencies if you wish to obtain further information regarding asbestos containing materials.

     In connection with the foregoing, we have adopted the following policies (which shall be considered rules under tenant leases): (1) the owner, and representatives of the owner, including, without limitation, the owner's ACM/PACM consultant, are entitled to enter into the premises of any tenant to inspect for ACM/PACM, perform air tests and abatement; and (2) any tenant, contractor, or other party must obtain our prior written approval before performing any alterations on any tenant space, or performing any other work at the property that might disturb ACM/PACM or involve exposure to asbestos fibers as described above.

     California law also requires persons in the course of doing business whose activities may result in exposures to asbestos and other substances regulated under the Safe Drinking Water and Toxic Enforcement Act of 1986, commonly referred to as Proposition 65, to provide a clear and reasonably warning. Accordingly, you are advised as follows:

     WARNING: The areas within the Building that are described in Schedule A below contain a substance known to the State of California to cause cancer.

                                   EXHIBIT F
                                      -1-

                                   SCHEDULE A
                                       TO
                           NOTICE CONCERNING ASBESTOS

      BUILDING:                           100 California Street

      GENERAL MANAGER:                    Stacy McClaughry

      ADDRESS OF BUILDING OFFICE:         Legacy Partners, Inc.
                                          100 California Street
                                          San Francisco, CA 94111

                                          Telephone: (415) 781-5100

I. EXISTING ASBESTOS MANAGEMENT PLAN ("AMP") AND ASBESTOS SURVEYS WHICH DESCRIBE THE EXISTENCE, LOCATION AND CONDITION OF ACM.

      The AMP which has been prepared for the Building since May 1997 is generally described as follows:

A.    AMP

            DATE        DESCRIPTION
            ----        -----------
      1. May 1997       Asbestos Management Plan, prepared by Envirotest, Inc.

B.    SURVEYS

               DESCRIPTION                      BY COMPANY                DATE
               -----------                      ----------                ----
            1. ACM Clarification Inspection     Boelter Environmental     09/94
                                                  Consultants

            2. Comprehensive Asbestos Survey    Fugro West, Inc.          05/96

            3. Phase I Environment Assessment   Fugro West, Inc.          03/97

II.   CONTENTS OF AMP

      The Table of Contents of the AMP contain the following sections:

SECTION I.  SITE INFORMATION

SITE DESCRIPTION
            List of Reports
            Table 1. Confirmed Asbestos-Containing Materials
            Table 2. Presumed Asbestos-Containing Materials
            Table 3. Confirmed Non-Asbestos-Containing Materials

SECTION II. ASBESTOS MANAGEMENT PLAN

INTRODUCTION
            Asbestos Policy
            Purpose of the Management Plan
            Background Asbestos Information

ASBESTOS PROGRAM COORDINATOR

TRAINING

ASBESTOS MANAGEMENT PLAN GUIDELINES

RECORD KEEPING
            Employee Awareness Program Form
            Notification of Outside Contractor
            Inspection Reports
            Floor Plans
            Medical Records

OTHER PROCEDURES
            Emergency Situations

ASBESTOS REGULATIONS
            State Regulations

                                   SCHEDULE A
                                       TO
                           NOTICE CONCERNING ASBESTOS

           Environmental Protection Agency
           Occupational Safety & Health Administration
           OSHA Work Class Description
               Class I Work
               Class II Work
               Class III Work
               Class IV Work
            Exposure Assessments

REQUIRED DOCUMENTATION

BUILDING MAINTENANCE

            Asbestos Survey
            Annual Periodic Surveillance
            Notification of Building Occupants and Employees
            Communication of Potential Hazards

APPENDICES

APPENDIX A: REPORT(S)
APPENDIX B: ASBESTOS MANAGEMENT PLAN PROTOCOLS
APPENDIX C: MATERIAL SAFETY DATA SHEETS
APPENDIX D: SAMPLE FORMS
APPENDIX E: EMPLOYEE HANDOUT

III. SPECIFIC LOCATIONS WHERE ACM IS PRESENT IN ANY QUANTITY

                       MATERIAL
DATE SAMPLED          DESCRIPTION                               LOCATION                              ASBESTOS CONTENT
3/96                  16" o.d. pipe elbow insulation            Subbasement boiler                    40% Chrysotile
3/96                  Boiler Flue Insulation                    Subbasement Mechanical                40% Chrysotile
                                                                Shaft
3/96                  4" o.d. pipe elbow insulation             Subbasement                           10% Amosite
3/96                  Chiller Insulation                        Subbasement                           15% Chrysotile
3/96                  Mastic under Floor Tile                   Suite B6B                             5% Chrysotile
3/96                  Mastic under Cover Base                   Suite B6B                             <1% Chrysotile
3/96                  Mud/Tape compound on                      Suite B6B                             2% Chrysotile
                      Wallboard
3/96                  Brown Floor Tile/Mastic                   Throughout Bld.                       4% Chrysotile
3/96                  Lt. Brown Floor Tile/Mastic               Suite B16                             3-4% Chrysotile
3/96                  Black tar on fiberglass                   Mechanical shaft                      10% Chrysotile
3/96                  Mastic on Fiberglass                      3rd floor mechanical shaft            10% Chrysotile
3/96                  Mastic under Black Floor Tile             1st floor next to freight             4% Chrysotile
                                                                elevator
3/96                  Mastic under Gray Floor Tile              1st floor next to freight             3% Chrysotile
                                                                elevator
3/96                  Blue Floor Tile/Mastic                    1st floor next to freight             Trace in tile/3% Chrysotile in
                                                                elevator                              mastic
3/96                  Mastic under Pink Floor Tile              1st floor next to freight             3% Chrysotile
                                                                elevator
3/96                  Mud/Tape Cpd on Wallboard                 Basement, 1st, 2nd floors             <1% Chrysotile
3/96                  4" o.d. pipe valve fitting                2nd floor southwest fan room          2% Amosite, 6% Crocidolite
3/96                  4" o.d. pipe valve fitting                2nd floor southwest fan room          trace Chrysotile


                                   SCHEDULE A
                                       TO
                           NOTICE CONCERNING ASBESTOS
                                      -2-



DATE SAMPLED        MATERIAL DESCRIPTION             LOCATION                              ASBESTOS CONTENT
------------        --------------------             --------                              ----------------
3/96                6" o.d. pipe elbow insulation    3rd floor mechanical shaft            2% Chrysotile

3/96                Fireproofing material Spray-     Throughout Building, except           <1% Tremolite exterior layer
                    Applied acoustical               floors 3, 8, 9, 10 in which
                                                     all areas accessible by Tenants
                                                     have been abated

210% Chrysotile
interior layer

3/96                Brown HVAC duct glue             Suite 640                             5% Chrysotile

3/96                Green Floor Tile/Mastic          Suite 1180                            5% in tile/20% Chrysotile in Mastic

3/96                Brown Ceiling Tile Mastic        Throughout Building                   5% Chrysotile

3/96                Yellow Carpet Adhesive           Suite 1180                            2% Chrysotile

3/96                Roof Flashing                    15th floor roof                       2% Chrysotile

3/96                Roof Mastic                      14th floor roof                       <1% Chrysotile

3/96                Roof Flashing                    14th floor roof                       <1% Chrysotile

8/99                Plaster Walls                    Restrooms throughout Building         <1% - 2% Actinolite


THE AMP DESCRIBED ABOVE, INCLUDING SAMPLING PROCEDURES AND THE ASBESTOS SURVEYS, ARE AVAILABLE FOR REVIEW DURING NORMAL BUSINESS HOURS IN THE BUILDING OFFICE, AT THE ABOVE ADDRESS, MONDAY THROUGH FRIDAY EXCEPT LEGAL HOLIDAYS. NO REPRESENTATIONS OR WARRANTIES WHATSOEVER ARE MADE REGARDING THE AMP, THE REPORTS CONCERNING SUCH AMP OR THE SURVEYS (INCLUDING WITHOUT LIMITATION, THE CONTENTS OR ACCURACY THEREOF), OR THE PRESENCE OR ABSENCE OF TOXIC OR HAZARDOUS MATERIALS IN, AT, OR UNDER ANY PREMISES, BUILDING, OR THE PROJECT.





                                   SCHEDULE A
                                       TO
                           NOTICE CONCERNING ASBESTOS
                                      -3-

                                   EXHIBIT G

                               TENANT CERTIFICATE

       Please complete all of the blanks with the appropriate information

LEASED PREMISES:              Suite 1200, 100 California Street, San
                              Francisco, California (the "LEASED PROPERTIES")

LANDLORD/BORROWER:            WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware
                              limited partnership (the "LANDLORD")

TENANT:                       MYPOINTS.COM, INC., a Delaware corporation (the
                              "TENANT")

LEASE DATED:                  November __, 1999 (the "LEASE")

TENANT'S NOTICE ADDRESS:      100 California Street, Suite 1200
                              San Francisco, California 94111

DATE:                         November __, 1999

GENERAL ELECTRIC CAPITAL CORPORATION ("GECC") has made or is about to make a loan (the "LOAN") to the Landlord which will be secured by a mortgage or deed of trust and security agreement (the "DEED OF TRUST"), covering the real property described on EXHIBIT A and the buildings and improvements located thereon (collectively, the "REAL PROPERTY"). In connection with the making of the Loan, GECC has requested that the Tenant complete this Tenant Certificate with the appropriate information as it pertains to the Tenant's lease and to agree to the requirements set forth herein.

The undersigned, Tenant, hereby certifies to and agrees with GECC, as to the following:

                            ACKNOWLEDGMENT OF LEASE

1. The Leased Premises contain approximately 38,386 rentable square feet. The terms of the Lease is for seven (7) years, and shall commence on the Lease Commencement Date as determined pursuant to the Lease.

2.   The monthly Base Rent initially payable under the Lease is $69,574.63.

3. Concurrently with Tenant's execution of the Lease, Tenant is required to deliver to Landlord a letter of credit in the amount of $1,933,694.70.

4. No rent or other sum which is payable under the Lease has been paid by or on behalf of Tenant more than one (1) month in advance.

5. The Lease, upon execution by the Landlord, is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder.

6. Any improvements required by the Lease to be made by Landlord have been completed to the full satisfaction of Tenant, except as required pursuant to Exhibit B attached to the Lease.

7. The Lease has not been assigned, modified, supplemented or amended in any way. Tenant shall not enter into any assignment, modification, supplement or amendment to the Lease without the prior written consent of GECC. The Lease constitutes the entire agreement between the parties and there are no other agreements (including any letter agreements between Landlord and Tenant concerning the Leased Premises. Tenant shall not, without obtaining the prior written consent of GECC, (a) prepay any of the rents, additional rents or other sums due under the Lease for more than one (1) month in advance of the due dates thereof, (b) voluntarily surrender the Leased Premises or terminate the Lease without cause, or (c) assign the Lease or sublet the Leased Premises other than pursuant to the provisions of the Lease.

                                 SUBORDINATION

8. The Lease (including, without limitation, all rights to insurance proceeds and condemnation awards, any rights of first refusal, options to purchase, and any other rights granted to Tenant pursuant to the Lease) is, and shall at all times continue to be, subject and subordinate in each and every respect, to (a) the Deed of Trust and to any and all liens, security interests, rights and any other interest created thereby and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Deed of Trust and the Loan, and
     (b) any additional financing of the Real Property or portions thereof provided by GECC and the liens and security interests under the document evidencing and securing such additional financing, and to any increases therein or supplements thereto.

                                NON-DISTURBANCE

9. So long as the Lease is in full force and effect and Tenant is not in default in the payment of rent, additional rent, taxes, utility charges or other sums payable by Tenant under the terms of the Lease, or under any of the other terms, covenants or conditions of the Lease on Tenant's part to be performed (beyond the period, if any, specified in the Lease within which Tenant may cure such default (a) Tenant's possession of the Leased Premises under the Lease shall not be disturbed or interfered with by GECC in the exercise of any of its rights under the Deed of Trust, including any foreclosure, and

                                   EXHIBIT G
                                      -1-

     (b) GECC will not join Tenant as a party defendant for the purpose of terminating Tenant's interest and estate under the Lease in any proceeding for foreclosure of the Deed of Trust.

                                   ATTORNMENT

10. If, at any time GECC (or any person, or such person's successors or assigns, who acquire the interest of the Landlord under the Lease through foreclosure action of the Deed of Trust, or upon a transfer of the Real Property by conveyance in lieu of foreclosure, or otherwise) shall succeed to the rights of the Landlord under the Lease as a result of a default or event of default under the Mortgage, and if the Tenant is not then in default under the Lease (beyond the time permitted therein, if any, to cure such default), then (a) the Lease shall not terminate, (b) upon receipt by Tenant of written notice of such succession, Tenant shall attorn to and recognize such person as succeeding to the rights of the Landlord under the Lease (herein sometimes called "Successor Landlord"), upon the terms and conditions of the Lease, and (c) Successor Landlord shall accept such attornment and recognize Tenant as the Successor Landlord's tenant under the Lease. Upon such attornment and recognition, the Lease shall continue in full force and effect as, or as if it were, a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants (including any right under the Lease on the part of the Tenant to extend the term of the Lease) as are set forth in the Lease and which shall be applicable after such attornment and recognition. Notwithstanding anything to the contrary set forth herein, GECC or such Successor Landlord shall not be (i) liable for any act or omission of any previous landlord, including the Landlord, (ii) subject to any offset, defense or counterclaim which Tenant might be entitled to assert against any previous landlord, including the Landlord, (iii) bound by any payment of rent or additional rent made by the Tenant to any previous landlord (including the Landlord) for more than one (1) month in advance, unless the same was paid to and received by the Successor Landlord, (iv) bound by any amendment or modification of the Lease hereafter made without the written consent of GECC, or (v) liable for any deposit or letter of credit that Tenant may have given to any previous landlord (including the Landlord) which has not been transferred to the Successor Landlord, except as otherwise expressly provided in Section 6 of the Letter of Credit Rider attached to the Lease. Further, notwithstanding anything to the contrary set forth herein, the liability of GECC for any obligations under the Lease shall be limited to GECC's interest in the Real Property. GECC shall not have any liability or responsibility under or pursuant to the terms of the Lease after it ceases to own an interest in or to the Real Property.

11. The provisions of this Tenant Certificate regarding attornment by Tenant shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of GECC or of any Successor Landlord, any instrument or certificate which, in the reasonable judgment of GECC or such Successor Landlord may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, including, if requested, a new lease of the Leased Premises on the same terms and conditions as the Lease.

                              HAZARDOUS MATERIALS

12. Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak or dump any toxic or hazardous waste, waste product or substance (as they may be defined in any federal or state statute, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Leased Premises or on any property in the vicinity of the Leased Premises at any time during the term (including any renewal term) of the Lease and during Tenant's occupancy of the Leased Premises.

                                     NOTICE

13. Tenant hereby acknowledges and agrees that: (a) from and after the date hereof, in the event of any act or omission of Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate the Lease or to claim a partial or total eviction, Tenant will not exercise any such right (i) until it has given written notice of such act or omission to GECC and (ii) until the expiration of thirty (30) days following such giving of notice to GECC in which time period GECC shall be entitled to cure any such act or omissions of Landlord; (b) Tenant shall send to Landlord all copies of any such default, notice or statement under the Lease at the same time such notice is sent to Landlord; and (c) if GECC notifies Tenant of a default under the Deed of Trust and demands that Tenant pay its rent and all other sums due under the Lease to GECC, Tenant shall honor such demand and pay its rent and all of the sums due under the Lease directly to GECC or as otherwise required pursuant to such notice.

     All notices and other communications from Tenant to GECC shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, or delivered by an overnight courier, addressed to GECC at:

                         General Electric Capital Corporation
                         16479 Dallas Parkway, Suite 400
                         Two Bent Tree Tower
                         Dallas, TX 75248
                         Attention: Julie Krommenhock
                         Re: Loan No. 65204

     or at such other address as GECC, any successor, purchaser or transferee shall furnish to the Tenant in writing.


                                   EXHIBIT G

This Tenant Certificate is being executed and delivered by Tenant to induce GECC to make the Loan which is to be secured in part by an assignment to GECC of Landlord's interest in the Lease and with the intent and understanding that the above statements will be relied upon by GECC. This Tenant Certificate shall inure to the benefit of and be binding upon the parties hereto, their successors and permitted assigns, and any purchaser or purchasers at foreclosure of the Real Property, and their respective heirs, personal representatives, successors and assigns.

TENANT:

MYPOINTS.COM, INC.,
a Delaware corporation

By: _______________________________ (Please sign name)
Name: _____________________________ (Please print name)
Title: ____________________________ (Please print title within Company)
Date: _____________________________ (Please print date of execution)


GECC

GENERAL ELECTRIC CAPITAL CORPORATION
a New York corporation

By: _______________________________
Name: Michael J. Jaynes
Title: Its Attorney-In-Fact
Date: _____________________________

SIGNATURES MUST BE ACKNOWLEDGED, PLEASE ATTACH NOTARY FORMS.


                                   EXHIBIT G

STATE OF _________________ )
                           ) ss.
COUNTY OF ________________ )


        On _______________, before me, _______________, a Notary Public in and for said state, personally appeared _______________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.

                                      ---------------------------------------
                                        Notary Public in and for said State

STATE OF _________________ )
                           ) ss.
COUNTY OF ________________ )


        On _______________, before me, _______________, a Notary Public in and for said state, personally appeared _______________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument, the persons, or the entity upon behalf of which the persons acted, executed the instrument.

        WITNESS my hand and official seal.

                                      ---------------------------------------
                                        Notary Public in and for said State


                                   EXHIBIT G

                             EXHIBIT A TO EXHIBIT G


                     LEGAL DESCRIPTION OF THE REAL PROPERTY

     Lot 17, as shown on a Map entitled "Parcel Map, Being a Subdivision of Assessor's Lot 15, Block 236, Also Being a portion of Fifty Vara Block No. 10, San Francisco, California", recorded October 11, 1978, in Block 9, of Parcel Maps, at Page 18, in the Office of the County Recorder of the City and County of San Francisco, California.

Assessor's  Parcel No.: Assessor's Parcel No. Lot 17, Block 236





                                  EXHIBIT A TO
                                   EXHIBIT G

                                   EXHIBIT II


                           INITIAL FIRST OFFER SPACE

                             [LANDLORD TO PROVIDE]




                                   EXHIBIT II

                             EXTENSION OPTION RIDER

      This Extension Option Rider ("EXTENSION RIDER") is made and entered into by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MYPOINTS.COM, INC. a Delaware corporation ("TENANT"), and is dated as of the date of the Office Lease ("LEASE") by and between Landlord and Tenant to which this Extension Rider is attached. The agreements set forth in this Extension Rider shall have the same force and effect as if set forth in the Lease. To the extent the terms of this Extension Rider are inconsistent with terms of the Lease, the terms of this Extension Rider shall control.

      1. Option Right. Landlord hereby grants Tenant one (1) option to extend the Lease Term for a period of five (5) years (the "OPTION TERM"), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below. Upon the proper exercise of such option to extend the Lease, the Lease Term shall be extended for the Option Term.

      2. Option Rent. The Annual Base Rent payable by Tenant during the Option Term (the "OPTION RENT") shall be equal to the greater of (i) the Annual Base Rent payable by Tenant during the last year of the initial Lease Term and
(ii) the "Fair Market Rental Rate" for the Premises. As used herein, the "FAIR MARKET RENTAL RATE" for purposes of determining the Annual Base Rent for the Option Term (or for purposes of determining the Annual Base Rate for the First Offer Space pursuant to Section 1.4 of the Lease) shall mean the annual Base Rent at which non-equity tenants, as of the commencement of the Option Term (or the lease term for the First Offer Space, as the case may be), will be leasing non-sublease, non-equity, unencumbered space comparable in size, location and quality to the Premises (or the First Offer Space, as the case may be) for a comparable term, which comparable space is located in the Building and in other comparable first-class office buildings in the Financial District of San Francisco, California, taking into account and adjusting the Base Year to be the calendar year in which the Option Term (or the lease term for the First Offer Space, as the case may be) commences, and taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (or the lease term for the First Offer Space, as the case may be) (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Premises during the Option Term (or the First Offer Space during the lease term for the First Offer Space), as the case may be) to be determined after taking into account the age, quality and layout of the tenant improvements in the Premises (or the First Offer Space, as the case may be) as of the commencement of the Option Term (or the lease term for the First Offer Space, as the case may be)). All other terms and conditions of the Lease shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Lease Term beyond the last Option Term described in Section 1 above.

      3. Exercise of Option. The option contained in this Extension Rider shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not more than sixteen (16) months nor less than fifteen (15) months prior to the expiration of the initial Lease Term, stating that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "OPTION RENT NOTICE") to Tenant not less than fourteen (14) months prior to the expiration of the initial Lease Term setting forth Landlord's determination of the Fair Market Rental Rate; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "EXERCISE DATE") which is the earlier of (A) the date occurring twelve (12) months prior to the expiration of the initial Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice ("EXERCISE NOTICE") thereof to Landlord. In the event that Landlord determines that the Fair Market Rental Rate is greater than the Annual Base Rent payable by Tenant during the last year of the initial Lease Term, during the period of time between the date Landlord delivers the Option Rent Notice and the Exercise Date, Landlord and Tenant shall discuss Landlord's determination of the Fair Market Rental Rate Concurrently with Tenant's delivery of the Exercise Notice, if Landlord and Tenant have not already agreed in writing upon the Fair Market Rental Rate, Tenant may object, in writing, to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice, in which event such Fair Market Rental Rate shall be determined pursuant to Section 4 below. Tenant's failure to deliver the Exercise Notice on or before the Exercise Date, shall be deemed to constitute Tenant's waiver of its extension right hereunder. Tenant's failure to timely object in writing to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice shall be deemed Tenant's acceptance thereof and the following provisions of
Section 4 shall not apply.

      4. Determination of Fair Market Rental Rate. If Tenant timely objects to the Fair Market Rental Rate submitted by Landlord in the Option Rent Notice (or timely objects to Landlord's determination of the Fair Market Rental Rate for the First Offer Space pursuant to Section 1.4.3 of the Lease), Landlord and Tenant shall thereafter attempt in good faith to agree upon such Fair Market Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such Fair Market Rental Rate within thirty (30) days following Tenant's objection to such Fair Market Rental Rate ("the OUTSIDE AGREEMENT DATE") then the applicable Fair Market Rental Rate shall be submitted to appraisal in accordance with Sections 4.1 through 4.7 below.

            4.1 Landlord and Tenant shall each appoint one (1) "appraiser" who shall by profession be a real estate broker who shall have been active over the ten (10) year period ending on the date of such appointment in the brokerage of office buildings in the Financial District of San Francisco, California. The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the appraisers, taking into account the requirements with respect thereto set forth in Section 2 above.
Each such appraiser shall be appointed within fifteen (15) days after the Outside Agreement Date.

            4.2   The two (2) appraisers so appointed shall, within fifteen
(15) days of the date of the appointment of the last appointed appraiser, agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) appraisers.

            4.3 The three (3) appraisers shall, within thirty (30) days of the appointment of the third appraiser, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.


                                   EXTENSION
                                  OPTION RIDER

            4.4 The decision of the majority of the three (3) appraisers shall be binding upon Landlord and Tenant; provided, however, in the event that the appraisers select a submitted Fair Market Rental Rate that is lower than the Annual Base Rent payable by Tenant for the last year of the initial Lease Term, then the Option Rent shall be equal to the Annual Base Rent payable by Tenant during the least year of the initial Lease Term.

            4.5 If either Landlord or Tenant fails to appoint an appraiser within the time period specified in Section 4.1 hereinabove, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

            4.6 If the two (2) appraisers fail to agree upon and appoint a third appraiser, a third appraiser shall be appointed by the Superior Court of San Francisco County, California.

            4.7 Each party shall pay the fees and expenses of the appraiser appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third appraiser, if any.

      5. Suspension of Right to Extend Lease Term. Notwithstanding anything in the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under the Lease, at law or in equity, the right to extend the Lease Term herein above granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant delivers the Exercise Notice or as of the end of the initial Lease Term, Tenant is in default under this Lease. In addition, Tenant's right to extend the Lease Term is personal to the original Tenant executing the Lease and any Affiliate to which Tenant's entire interest in this Lease has been assigned pursuant to Section 14.7 of the Lease, and may not be otherwise assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the original Tenant or any Affiliate-assignee, and shall only be available to and exercisable by the Tenant or the Affiliate-assignee when the original tenant or the Affiliate-assignee is in actual and physical possession of the entire Premises.

                                      "Landlord":

                                      WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                                      a Delaware limited partnership

                                      By:  Legacy Partners Commercial, Inc.,
                                           a Texas corporation, as manager
                                           and agent by Landlord

                                           By:  /s/ [Signature Illegible]
                                                -------------------------------

                                                Name:
                                                       ------------------------

                                                Its:
                                                       ------------------------

                                      "Tenant":

                                      MYPOINTS.COM, INC., a Delaware corporation

                                      By:
                                           ------------------------------------

                                           Name:
                                                 ------------------------------

                                           Its:
                                                 ------------------------------

                                      By:
                                           ------------------------------------

                                           Name:
                                                 ------------------------------

                                           Its:
                                                 ------------------------------


                                   EXTENSION
                                  OPTION RIDER

                             LETTER OF CREDIT RIDER

      This LETTER OF CREDIT RIDER ("LC RIDER") is made and entered into by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD"), and MYPOINTS.COM, INC., a Delaware corporation ("TENANT"), and is dated as of the date of the Office Lease ("LEASE") by and between Landlord and Tenant to which this LC Rider is attached. The agreements set forth in this Letter of Credit Rider shall have the same force and effect as if set forth in the Lease and that certain Temporary Space Agreement by and between Landlord and Tenant (the "TEMPORARY AGREEMENT"). To the extent the terms of this LC Rider are inconsistent with the terms of the Lease or the Temporary Agreement, the terms of this LC Rider shall control.

      1. Concurrent with Tenant's execution of the Lease, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under the Lease or the Temporary Agreement and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease or the Temporary Agreement, an irrevocable and unconditional negotiable letter of credit (the "LETTER OF CREDIT"), in the form and containing the terms required herein, payable in the County of San Francisco, California, running in favor of Landlord issued by a bank with offices in the County of San Francisco, California and approved by Landlord, in the amount set forth in Section 11 of the Summary of the Lease (the "Letter of Credit Amount"). The Letter of Credit shall be (i) at sight and irrevocable,
(ii) subject to the terms of this LC Rider, maintained in effect, whether through replacement, renewal or extension, for the period from the date of execution of the Lease and continuing until the date (the "LC EXPIRATION DATE") which is sixty (60) days after the expiration of the Lease Term, and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by Landlord in connection with a transfer of Landlord's interest in the Lease and the Temporary Space Agreement, and (v) permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit (and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) written statement that such amount is due to Landlord under the terms and conditions of the Lease or the Temporary Agreement, it being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and (C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord.

      2. If, as result of any application or use by Landlord of all or any part of the Letter of Credit (or any "Cash Collateral," as that term is defined, below), the amount of the Letter of Credit and Cash Collateral shall collectively be less than the Letter of Credit Amount, Tenant shall, within five
(5) days thereafter, provide Landlord with either (1) cash (the "CASH COLLATERAL") to be held and applied by Landlord as collateral in the same manner as if Landlord held such amount as part of the Letter of Credit, or (2) additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this LC Rider, and if Tenant fails to comply with the foregoing, the same shall constitute an uncurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or Cash Collateral, as the case may be, or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept Cash Collateral, a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit or Cash Collateral to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which with respect to any letter of credit shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Cash Collateral is not timely delivered or the Letter of Credit is not timely renewed or a substitute Letter of Credit is not timely received, or if Tenant fails to maintain the Letter of Credit and/or the Cash Collateral in the amount and in accordance with the terms set forth in this LC Rider, Landlord shall have the right to present the Letter of Credit to the bank in accordance with the terms of this LC Rider, and the entire sum evidenced thereby shall be paid to and held by Landlord as Cash Collateral for performance of all of Tenant's obligations under the Lease and the Temporary Agreement and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease or the Temporary Agreement. Landlord shall not be required to keep any Cash Collateral separate from its general funds.

      3.    If there shall occur a default under the Lease as set forth in
Article 19 of the Lease or the Temporary Agreement, Landlord may, but without obligation to do so, draw upon the Letter of Credit and/or utilize the Cash Collateral, to the extent Landlord deems necessary to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of the Lease or the Temporary Agreement shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.

      4. Landlord and Tenant acknowledge and agree that in no circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or Cash Collateral be (x) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (y) subject to the terms of such Section 1950.7, or (z) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (a) recite that the Letter of Credit and/or Cash Collateral as the case may be, is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and


                                   LETTER OF
                                  CREDIT RIDER
                                      -1-
regulations applicable to security deposits in the commercial context ("SECURITY DEPOSIT LAWS" shall have no applicability or relevancy thereto and (b) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

     5. Notwithstanding anything to the contrary set forth in this LC Rider, it is hereby agreed that the Letter of Credit Amount shall be reduced by and to the amounts of the dates set forth on the schedule below so long as no default on behalf of Tenant exists as of the scheduled reduction date and Landlord has not drawn down on any portion of the Letter of Credit prior to such reduction date. Any such reduction of the Letter of Credit Amount may be provided by amendment to or replacement of the Letter of Credit, as shall be determined by Landlord.

                                                  AMOUNT OF    REVISED AMOUNT OF
REDUCTION DATE                                    REDUCTION    LETTER OF CREDIT
-------------------------------                  -----------   ----------------
First day of 25th month of initial Lease Term    $446,237.20    $1,487,457.50

First day of 37th month of initial Lease Term    $297,491.50    $1,189,966.00

First day of 49th month of initial Lease Term    $297,491.50    $  892,474.50

     6. In the event that Landlord shall have improperly drawn down on any portion of the Letter of Credit and such drawn down portion(s) have been improperly applied by Landlord, then Tenant shall have the rights set forth in this Paragraph 6. Specifically, Tenant may institute legal proceedings to determine and collect the amount of the portion(s) of the Letter of Credit which Landlord improperly drew down, if any, and in the event that Tenant prevails in such legal proceedings and receives a final non-appealable monetary judgment against Landlord, then Landlord shall pay such final, non-appealable monetary judgment to Tenant within thirty (30) days after the date such monetary judgment is entered. If such monetary judgment is not so paid, the Tenant shall be entitled to deduct from Rent (as such term is defined in Section 4.1 of the Lease) the amount of such final non-appealable monetary judgment. The right of deduction described in the immediately preceding sentence shall be enforceable against Landlord and any successor-in-interest to Landlord, and shall prevail over any contrary provisions of the Lease or the Temporary Agreement.

                                        "Landlord"

                                        WHNLF REAL ESTATE LIMITED PARTNERSHIP
                                        a Delaware limited partnership

                                        By: Legacy Partners Commercial, Inc.,
                                            as agent and manager for Landlord

                                             By: /s/ [Signature Illegible]
                                                 -------------------------------

                                                 Name:
                                                       -------------------------

                                                 Its:  -------------------------


                                        "Tenant"

                                        MYPOINTS.COM, INC., a Delaware limited
                                        partnership

                                             By:
                                                 -------------------------------

                                                 Name:
                                                       -------------------------

                                                 Its:  -------------------------


                                             By:
                                                 -------------------------------

                                                 Name:
                                                       -------------------------

                                                 Its:  -------------------------


                                   LETTER OF
                                  CREDIT RIDER

                           TEMPORARY SPACE AGREEMENT

     This Temporary Space Agreement ("Temporary Space Agreement") is entered into on this 16 day of November 1999, by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MYPOINTS.COM, INC., a Delaware corporation ("Tenant").

                                R E C I T A L S:
                                - - - - - - - -

     Landlord and Tenant have entered into that certain Office Lease (the
"Lease") dated November    , 1999, for 38,386 rentable square feet of space
which is the entirety of the space located on the eleventh and twelfth floors (the "Premises") of the building located at 100 California Street, San Francisco, California (the "Building").

     A. As additional consideration for Tenant having entered into the Lease with Landlord, Landlord shall lease to Tenant and Tenant shall lease from Landlord, on a temporary basis, those certain temporary premises described below.

     B. Except as otherwise expressly set forth in this Temporary Space Agreement, all defined terms herein shall have the meaning assigned to such terms in the Lease, and the terms and conditions of the Lease shall remain in full force and effect.

                               A G R E E M E N T:
                               - - - - - - - - -

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Temporary Premises. Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord certain premises consisting of approximately 1,820 rentable square feet known as Suites 756 and 744 and located on the seventh floor of the Building (the "Temporary Premises"), in their "as is" condition as of the date hereof.

     2. Term. The term of this lease of the Temporary Premises (the "Temporary Lease Term") shall continue from the date of execution of the Lease until the date (the "Termination Date") which is the earlier of (i) the Lease Commencement Date of the Lease for the Premises; or (ii) date the Lease terminates for any reason, including as a result of Tenant's default thereunder. Upon such Termination Date, this lease of the Temporary Premises shall automatically terminate and be of no further force or effect.

     3. Base Rent. The Monthly Base Rent payable for the Temporary Premises shall be $6,066,67 per month during the Temporary Lease Term, payable in advance on the first (1st) day of each calendar month during the Temporary Lease Term, without demand, notice or offset, except that the first month's installment of such Monthly Base Rent shall be paid by Tenant concurrently upon execution of this Temporary Space Agreement.

      4. Additional Rent. Tenant shall also be obligated to pay to Landlord the costs of any excess consumption of utilities pursuant to the provisions of
Section 6.2 of the Lease. However, Tenant shall not be obligated to pay any Operating Expenses in connection with Tenant's lease of the Temporary Premises.

      5. Default. Any default by Tenant under this Temporary Space Agreement shall also constitute a default by Tenant under the Lease.

      6. Incorporation of Lease Provisions. Except to the extent the Lease conflict with this Temporary Space Agreement, the entirety of the Lease is hereby incorporated herein as if stated in its entirety; provided, however, that Landlord and Tenant agree that Sections 1.2, 1.4, Article 4, and Exhibits A, B and H attached to the Lease shall have no applicability to this Temporary Space Agreement.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Temporary Space Agreement to be executed on the day and date first above written.

                                 "Landlord"

                                 WHLNF REAL ESTATE LIMITED
                                 PARTNERSHIP, a Delaware limited partnership

                                 By: Legacy Partners Commercial, Inc., as agent
                                     and manager for Landlord


                                     By:  /s/ [Signature Illegible]
                                         -----------------------------------
                                         Name:
                                               -----------------------------
                                         Its: Sr VP Operations
                                              ------------------------------
                                              11/16/99

                                 "Tenant"

                                 MYPOINTS.COM, INC., a Delaware corporation

                                 By:   /s/ CHAZ BERMAN EVP
                                     ---------------------------------------
                                     Name: Chaz Berman
                                          ---------------------------------
                                     Its:  Executive Vice President
                                          ----------------------------------


                                 By:   /s/ THOMAS P. CALDWELL
                                     ---------------------------------------
                                     Name:  Thomas P. Caldwell
                                           ---------------------------------
                                     Its:  SVP & CFO
                                          ----------------------------------
                                     By:
                                         -----------------------------------

                               STORAGE AGREEMENT

      THIS STORAGE AGREEMENT ("Agreement") is made as of this 16 day of November, 1999, by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord") and MYPOINTS.COM,INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:
                              - - - - - - - - - -


      A. Tenant has entered into that certain Office Lease (the "Lease") with Landlord dated November ___, 1999, pursuant to which Tenant leases approximately 38,386 rentable square feet of space (the "Premises") in that certain office building located at 100 California Street, San Francisco, California 94111, (the "Building"), which Building is owned by Landlord.

      B. In connection with the Lease, Tenant desires to have the right to lease from Landlord certain storage facilities located in the Building, and Landlord has agreed to give certain rights to lease the storage facilities to Tenant pursuant to the terms of this Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

                               A G R E E M E N T:
                               - - - - - - - - -

      1. AGREEMENT TO USE STORAGE AREA. Tenant hereby leases from Landlord two (2) separate storage spaces. The first such storage space consists of approximately 672 rentable square feet, is referred to herein as the "Basement Storage Space," is located in the basement of the Building and is depicted on EXHIBIT A attached hereto. The second such storage space consists of approximately 90 rentable square feet, is referred to herein as "the Ground Floor Storage Space," is located on the ground floor of the Building and is depicted on Exhibit "B" attached hereto. The Basement Storage Area and the Ground Floor Storage Area shall collectively be referred to herein as the "Storage Area." Tenant's lease of the Storage Area is subject to Tenant's strict compliance with all the terms of this Agreement.

      2. TERM. The term of Tenant's lease of the Storage Area (the "Term") shall commence on November 29, 1999 (the "Storage Commencement Date"), and shall continue thereafter until the expiration or earlier termination of the Lease; provided, however, in the event that Tenant shall not remain in possession of the entirety of the Premises, both Landlord and Tenant shall have the right to terminate this Agreement by delivering to the other party thirty (30) days' written notice of such party's election to terminate this Agreement.

      3. STORAGE RENT. During the Term of this Agreement Tenant shall pay to Landlord the Storage Rent as set forth in the following schedule:

                                                                     Annual Rate per Rentable
Years of Term                             Monthly Installment of      Square Foot of Storage
of the Lease       Annual Storage Rent         Storage Rent                 Area

   1-2                  $13,716.00               $1,143.00                  $18.00

   3-5                  $15,240.00               $1,270.00                  $20.00

   6-7                  $16,764.00               $1,397.00                  $22.00


Such Storage Rent shall be payable in advance (except that the first month's installment of Storage Rent shall be paid concurrently with Tenant's execution of this Agreement) in monthly installments on the first day of each month during the Term of this Agreement. The Storage Rent shall be paid without offset, prior notice or demand to Landlord at the address set forth in the Lease for payment of rent thereunder, or to such other person or place as Landlord may designate in writing from time to time. If the Term ends on a day other than the last day of a month, then the Storage Rent for the month during which such expiration occurs shall be prorated on the basis of the actual number of days in such month. In addition to the Storage Rent, Tenant shall pay to Landlord, within ten
(10) days after Landlord's written demand therefor, all utility charges, if any, allocable to Tenant's use of the Storage Area, as reasonably determined by Landlord. In the event the Storage Rent or any other amounts payable by Tenant hereunder are not paid within five (5) days of the date due, Tenant shall be in default under this Agreement, and Landlord shall have the right, in addition to all of Landlord's other remedies at law or in equity, to terminate this Agreement, which termination shall be effective upon Landlord's written notice to Tenant thereof. In addition to the foregoing, if Tenant fails to pay to Landlord the Storage Rent or any other amounts payable hereunder as and when due, such amounts shall bear interest from the date due until paid at a rate equal to the lesser of eighteen percent (18%) per annum or the highest rate permitted by applicable law.

          4. Government Regulations and Other Obligations of Tenant. Tenant shall obtain, at its sole cost and expense, all governmental permits and authorizations of whatever nature required by any and all applicable governmental agencies in connection with Tenant's use of the Storage Area. In addition, Tenant shall comply with all governmental laws and regulations, including but not limited to, the American Disabilities Act, with respect to the Storage Area and Tenant's use thereof, and all rules and regulations as Landlord may adopt from time to time in connection with Tenant's use of the Storage Area. All persons who enter upon the Storage Area pursuant to this Agreement do so at their own risk, and shall comply with any and all instructions and directions of Landlord.

          5. Indemnification. All persons who enter upon or use the Storage Area pursuant to this Agreement do so at their own risk, and shall comply with any and all instructions and directions of Landlord. Tenant agrees and acknowledges that its use of the Storage Area is at its sole risk, and Tenant hereby waives, releases and absolves Landlord and Legacy Partners Commercial, Inc., and their respective partners, officers, directors, employees and agents (collectively the "Releasees") from any and all cost, loss, damage, expense, liability and claims, whether foreseeable or not, from any cause whatsoever (including, but not limited to, theft and water damage), that Tenant may suffer to its personal property, including, without limitation, Tenant's employees' bicycles located anywhere in the Storage Area or that it or its agents, employees, principals and invitees may suffer with respect to person or property as a direct or indirect consequence of Tenant's lease of or use of the Storage Area or access areas to the Storage Area or for any other reason arising from or related to this Storage Agreement. In addition, Tenant hereby agrees to indemnify, defend, protect, and hold Landlord and the Releasees harmless from and against any loss, cost, damage, liability, expense, claim and cause of action (including attorneys' fees) resulting as a direct or indirect consequence of (a) Tenant's lease or use of the Storage Area or access areas to the Storage Area, (b) any act or omission of Tenant or any of Tenant's agents, employees or invitees, (c) any breach by Tenant of any of its obligations under this Agreement, or (d) for any other reason arising from or related to this Storage Agreement. Tenant's indemnification of Landlord as set forth in this Section 5 shall survive the expiration or termination of this Agreement.

          6. Use and Maintenance of Storage Area. Tenant agrees not to store any flammable, combustible or other materials in the Storage Area that would increase the cost of Landlord's insurance, and not to store any toxic or hazardous materials, substances or waste in the Storage Area. Tenant also agrees not to store excess or highly concentrated weight in the Storage Area; it shall be Tenant's responsibility to obtain from Landlord the tolerable limits hereof. Tenant agrees to use the Storage Area solely for storage purposes of dry goods and materials and not as office space. Tenant agrees to use the Storage Area in a manner which shall not interfere with the use and enjoyment of the Building by Landlord or any tenants, occupants or persons claiming through or under Landlord. Tenant agrees that Landlord and its agents may enter and inspect the Storage Area and any property stored therein at any time upon giving reasonable advance notice to Tenant (except that no such prior notice shall be required in cases of emergency). Tenant shall deliver to Landlord a key for any locks installed by Tenant for Landlord's emergency entry purposes. Tenant accepts the Storage Area in its "as is", "with all faults", "without any warranties or representations" condition, and shall maintain and repair the Storage Area in good order and condition, at Tenant's sole cost and expense. Tenant shall not suffer or permit to be enforced against the Building, or any part thereof, any mechanics, materialmen's, contractors' or subcontractor's liens arising from the activities of Tenant, and Tenant shall pay or cause to be paid all of said liens, claims or demands before any action is brought to enforce the same against the Building or any portion thereof. Notwithstanding anything herein to the contrary, Tenant shall not store bicycles in the Basement Storage Area, and in the event that Tenant shall store bicycles in the Ground Floor Storage Area, Tenant and Tenant's employees shall bring such bicycles to and from the Ground Floor Storage Area through the Building's loading dock. Tenant's use of the Building's loading dock shall be subject to Landlord's reasonable rules and regulations concerning the use of the Building's loading dock. In no event shall Tenant or its employees be permitted to transport bicycles through the Building's ground floor lobby or elevators.

          7. Surrender. Upon the expiration or termination of the Term of this Agreement, Tenant shall surrender the Storage Area to Landlord in the following condition: (a) Tenant shall remove all of its property and all trash and debris from the Storage Area: (b) Tenant shall broom clean all portions of the Storage Area and common areas adjacent to the Storage Area: and (c) Tenant shall otherwise perform and pay for costs of repairing and restoring the Storage Area to at least as good condition as existed prior to Tenant's use of the Storage Area.

          8. Defaults. Breach of any of its covenants or obligations under this Agreement by Tenant shall, at the option of Landlord, also constitute a default under the Lease. A default under the Lease by Tenant shall, at the option of Landlord, also constitute a default under this Agreement.



          9. Notices. Any notice required or permitted to be given hereunder by Tenant or Landlord shall be given pursuant to the notice of the Lease.

          10. Relocation of Storage Area. Landlord reserves the right, upon not less than thirty (30) days' prior written notice to Tenant, to substitute for the Storage Area comparable storage area within the Building having substantially equivalent usable area as the Storage Area, provided that Landlord shall pay all expenses reasonably incurred in moving Tenant's property to such new location; and upon the expiration of such 30-day written notice, the new storage area shall be deemed to be the Storage Area covered by this Agreement. In addition, in the event that Landlord shall substitute other storage area within the Building for the Ground Floor Storage Space, Landlord shall permit Tenant to store bicycles in such substituted storage space.

          11.  Insurance.

          (a) Coverages. Prior to and at all times after initially entering upon the Storage Area for any purpose, Tenant shall at its sole expense maintain with a reputable company or companies acceptable to Landlord, (i) a policy or policies of commercial general liability insurance with respect to the Storage Area and the operations of or on behalf of Tenant on or about the Storage Area, including, but not limited to, personal injury, blanket contractual, broad form property damage, coverage for not less than Three Million Dollars ($3,000,000.00) combined single limit bodily injury, death and property damage liability per occurrence, or the current limit of liability carried, whichever is greater, and (ii) policy or policies of property damage insurance upon a "all risk" basis covering all of Tenant's personal property in the Storage Area, for full replacement cost. All policies of property insurance required to be carried by Tenant hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against Landlord.

      (b) Form and Provisions. Tenant shall provide that the policies of insurance required above shall be primary and shall name Landlord and Legacy Partners Commercial, Inc. as additional insureds, with the provision that any other insurance carried by any such parties shall be noncontributing. Such policies shall contain a provision that the naming of additional insureds shall not negate any right the additional insured would have had as claimant under the policy if not so named. All policies of insurance required under the provisions of this Paragraph 11 shall contain an endorsement or provision that not less than ten (10) days' prior written notice be given to Landlord prior to cancellation or reduction of coverage or amount of such policy. A certificate issued by the insurance carrier of each policy of insurance required to be maintained by Tenant, stating the limits and other provisions to be required hereunder, shall be delivered to Landlord prior to Tenant entering upon the Storage Area or any portion thereof for any purpose, and thereafter not later than thirty (30) days prior to the expiration of the term of each such policy.

      12. Remedies. In the event of termination hereof due to a breach or threatened breach by Tenant of any provision hereunder, Landlord may re-enter and take exclusive possession of the Storage Area and remove all persons or things therefrom, without legal process to the maximum extent permitted by law, or by such legal process as Landlord may deem appropriate. Landlord may also seek any other remedy available at law or in equity for any breach by Tenant of any of its obligations hereunder, including but not limited to a suit for damages, for any action for specific performance and/or injunction. Landlord shall also have the right, but not the obligation, in the event of any breach or default by Tenant under this Agreement, to enter upon the Storage Area and cure such breach of default, in which event Tenant shall immediately reimburse Landlord for the cost incurred by Landlord in effecting such cure. All remedies provided herein or by law or equity shall be cumulative and not exclusive. No termination or expiration of this Agreement shall relieve Tenant of its obligations to perform those acts required to be performed either prior to or after its termination.

      13. Assignability. This Agreement may not be assigned, whether voluntarily or by operation of law, and Tenant shall not sublease or permit the use of the Storage Area, or any part thereof, to or by any other parties (except use by Tenant's employees in strict compliance with the provisions hereof), and any attempt to do so shall be null and void and constitute a default by Tenant under this Agreement; provided, however, that Tenant shall have the right to assign this Agreement to a Permitted Affiliate (as such term is defined in Section 14.7 of the Lease).

      14. Costs of Enforcement. In the event it is necessary for Landlord to employ an attorney or other person or commence an action to enforce any of the provisions of this Agreement or to remove Tenant from the Storage Area, Tenant agrees to pay all costs of enforcement in connection therewith, including, but not limited to, court costs and attorneys' fees.

      15. Exculpation. The obligations of Landlord under this Agreement do not constitute personal obligations of the corporation or individual partners or subpartners of Landlord, and Tenant shall look solely to the Building and to no other assets of Landlord for satisfaction of any liability with respect to this Agreement and will not seek recourse against the corporate or individual partners or subpartners of Landlord, nor against any of their assets for such satisfaction.

      16. Miscellaneous. This Agreement constitutes the entire understanding between the parties hereto with respect to the lease and use of the Storage Area and supersedes any and all prior arrangements or understanding between the parties with respect thereto. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver be a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. This instrument shall be construed and enforced in accordance with, and governed by, the law of the State of California. The headings of this instrument are for purposes of reference only and shall not limit or define the meaning of the provisions hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same instrument. Neither this instrument nor a short form memorandum or assignment hereof shall be filed or recorded in any public office without Landlord's prior written consent.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this instrument as of the date first above written.

"Landlord"            WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                      a Delaware limited partnership

                      By: Legacy Partners Commercial, Inc.
                          a Texas corporation, as agent and manager for Landlord

                          By: /s/ [Signature Illegible]
                              --------------------------------------------------
                              Name:
                                    --------------------------------------------
                              Its: Sr VP Operations
                                   ---------------------------------------------


"Tenant"              MYPOINTS.COM, a Delaware corporation

                      By: /s/ CHAZ BERMAN EVP
                          ------------------------------------------------------
                          Name: Chaz Berman
                                ------------------------------------------------
                          Its: Executive Vice President
                               -------------------------------------------------

                      By: /s/ THOMAS P. CALDWELL
                          ------------------------------------------------------
                          Name: Thomas P. Caldwell
                                ------------------------------------------------
                          Its: SVP & CFO
                               -------------------------------------------------

                           TEMPORARY SPACE AGREEMENT

     This Temporary Space Agreement ("Temporary Space Agreement") is entered into on this 16 day of November 1999, by and between WHLNF REAL STATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MYPOINTS.COM, INC., a Delaware corporation ("Tenant").

                                R E C I T A L S:



     A. Landlord and Tenant have entered into that certain Office Lease the ("Lease") dated November __, 1999, for 38,386 rentable square feet of space which is the entirety of the space located on the eleventh and twelfth floors (the "Premises") of the building located at 100 California Street, San Francisco, California (the "Building").

     B. As additional consideration for Tenant having entered into the Lease with Landlord, Landlord shall lease to Tenant and Tenant shall lease from Landlord, on a temporary basis, those certain temporary premises described below.

     C. Except as otherwise expressly set forth in this Temporary Space Agreement, all defined terms herein shall have the meanings assigned to such terms in the Lease, and the terms and conditions of the Lease shall remain in full force and effect.

                               A G R E E M E N T:


     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Temporary Premises. Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord certain premises consisting of approximately 9,534 rentable square feet, known as Suites 1120, 1140, 1160 and 1165 and located on the eleventh floor of the Building (the "Temporary Premises"), in their "as is" condition as of the date hereof.

     2. Term. The term of this lease of the Temporary Premises (the "Temporary Lease Term") shall continue from November 29, 1999 until the date (the "Termination Date") which is the earlier of (i) the Lease Commencement Date of the Lease for the Premises; or (ii) date the Lease terminates for any reason, including as a result of Tenant's default thereunder. Upon such Termination Date, this lease of the Temporary Premises shall automatically terminate and be of no further force or effect.

     3. Base Rent. The Monthly Base Rent payable for the Temporary Premises shall be $31,780.00 per month during the Temporary Lease Term, payable in advance on the first (1st) day of each calendar month during the Temporary Lease Term, without demand, notice or offset, except that the first month's installment of such Monthly Base Rent shall be paid by Tenant concurrently upon execution of this Temporary Space Agreement.

     4. Additional Rent. Tenant shall also be obligated to pay to Landlord the costs of any excess consumption of utilities pursuant to the provisions of
Section 6.2 of the Lease. However, Tenant shall not be obligated to pay any Operating Expenses in connection with Tenant's lease of the Temporary Premises.

     5. Default. Any default by Tenant under this Temporary Space Agreement shall also constitute a default by Tenant under the Lease.

     6. Incorporation of Lease Provisions. Except to the extent the Lease conflict with this Temporary Space Agreement, the entirety of the Lease is hereby incorporated herein as if stated in its entirety; provided, however, that Landlord and Tenant agree that Sections 1.2, 1.4, Article 4, and Exhibits A, B and H attached to the Lease shall have no applicability to this Temporary Space Agreement.

    IN WITNESS WHEREOF, Landlord and Tenant have caused this Temporary Space Agreement to be executed on the day and dated first above written.


                         "Landlord"

                         WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                         a Delaware limited partnership

                         By: Legacy Partners Commercial, Inc., as agent and manager for Landlord


                              By: /s/ [Signature Illegible]
                                 ---------------------------------------
                                 Name:
                                      ----------------------------------
                                 Its:  Sr VP Operations
                                     -----------------------------------
                                     11/16/99
                                     -----------------------------------


                         "Tenant"

                         MYPOINTS.COM, INC.,
                         a Delaware corporation


                         By: /s/ CHAZ BERMAN EVP
                             --------------------------------------
                            Name: Chaz Berman
                                  ---------------------------------
                            Its: Executive Vice President
                                 ----------------------------------

                         By: /s/ THOMAS P. CALDWELL
                             --------------------------------------
                            Name: Thomas P. Caldwell
                                  ---------------------------------
                            Its: SVP & CFO
                                 ----------------------------------

                           TEMPORARY SPACE AGREEMENT


     This Temporary Space Agreement ("Temporary Space Agreement") is entered into on this 16 day of November 1999, by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MYPOINTS.COM, INC., a Delaware corporation ("Tenant").


                                R E C I T A L S:


     Landlord and Tenant have entered into that certain Office Lease (the "Lease") dated November __, 1999, for 38,386 rentable square feet of space which is the entirety of the space located on the eleventh and twelfth floors (the "Premises") of the building located at 100 California Street, San Francisco, California (the "Building").

     A. As additional consideration for Tenant having entered into the Lease with Landlord, Landlord shall lease to Tenant and Tenant shall lease from Landlord, on a temporary basis, those certain temporary premises described below.

     B. Except as otherwise expressly set forth in this Temporary Space Agreement, all defined terms herein shall have the meanings assigned to such terms in the Lease, and the terms and conditions of the Lease shall remain in full force and effect.

                               A G R E E M E N T:


     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

     1. Temporary Premises. Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord certain premises consisting of approximately 1,820 rentable square feet, known as Suites 756 and 744 and located on the seventh floor of the Building (the "Temporary Premises"), in their "as is" condition as of the date hereof.


     2. Term. The term of this lease of the Temporary Premises (the "Temporary Lease Term") shall continue from the date of execution of the Lease until the date (the "Termination Date") which is the earlier of (i) the Lease Commencement Date of the Lease for the Premises; or (ii) date the Lease terminates for any reason, including as a result of Tenant's default thereunder. Upon such Termination Date, this lease of the Temporary Premises shall automatically terminate and be of no further force or effect.

     3. Base Rent. The Monthly Base Rent payable for the Temporary Premises shall be $6,066.67 per month during the Temporary Lease Term, payable in advance on the first (1st) day of each calendar month during the Temporary Lease Term, without demand, notice or offset, except that the first month's installment of such Monthly Base Rent shall be paid by Tenant concurrently upon execution of this Temporary Space Agreement.

     4. Additional Rent. Tenant shall also be obligated to pay to Landlord the costs of any excess consumption of utilities pursuant to the provisions of
Section 6.2 of the Lease. However, Tenant shall not be obligated to pay any Operating Expenses in connection with Tenant's lease of the Temporary Premises.

     5. Default. Any default by Tenant under this Temporary Space Agreement shall also constitute a default by Tenant under the Lease.

     6. Incorporation of Lease Provisions. Except to the extent the Lease conflict with this Temporary Space Agreement, the entirety of the Lease is hereby incorporated herein as if stated in its entirety; provided, however, that Landlord and Tenant agree that Section 1.2, 1.4, Article 4, and Exhibits A, B and H attached to the Lease shall have no applicability to this Temporary Space Agreement.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Temporary Space Agreement to be executed on the day and date first above written.



                         "Landlord"

                         WHLNF REAL ESTATE LIMITED
                         PARTNERSHIP, a Delaware limited partnership


                         By: Legacy Partners Commercial, Inc. as agent
                             and manager for Landlord



                         By:  /s/ [Signature Illegible]
                              -----------------------------------------

                              Name:
                                  -------------------------------------

                              Its:  Sr VP Operations
                                  -------------------------------------
                                  11/16/99


                         "Tenant"

                         MYPOINTS.COM, INC., a Delaware Corporation

                         By:  /s/  CHAZ BERMAN EVP
                              -----------------------------------------

                              Name: Chaz Berman
                                  -------------------------------------

                              Its:  Executive Vice President
                                  -------------------------------------



                         By:  /s/  THOMAS P. CALDWELL
                              -----------------------------------------

                              Name: Thomas P. Caldwell
                                  -------------------------------------

                              Its:  SVP & CFO
                                  -------------------------------------

                             EXTENSION OPTION RIDER

     This Extension Option Rider ("Extension Rider") is made and entered into by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MYPOINTS.COM, INC., a Delaware corporation ("Tenant"), and is dated as of the date of the Office Lease ("Lease") by and between Landlord and Tenant to which this Extension Rider is attached. The agreements set forth in this Extension Rider shall have the same force and effect as if set forth in the Lease. To the extent the forms of this Extension Rider are inconsistent with the terms of the Lease, the terms of this Extension Rider shall control.

     1. Option Right. Landlord hereby grants Tenant one (1) option to extend the Lease Term for a period of five (5) years (the "Option Term"), which option shall be exercisable only by written Exercise Notice (as defined below) delivered by Tenant to Landlord as provided below. Upon the proper exercise of such option to extend the Lease, the Lease Term shall be extended for the Option Term.

     2. Option Rent. The Annual Base Rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to the greater of (i) the Annual Base Rent payable by Tenant during the last year of the initial Lease Term and (ii) the "Fair Market Rental Rate" for the Premises. As used herein, the "Fair Market Rental Rate" for purposes of determining the Annual Base Rent for the Option Term (or for purposes of determining the Annual Base Rent for the First Offer Space pursuant to Section 1.4 of the Lease) shall mean the annual Base Rent at which non-equity tenants, as of the commencement of the Option Term (or the lease term for the First Offer Space, as the case may be), will be leasing, non-sublease, non-equity, unencumbered space comparable in size, location and quality to the Premises (or the First Offer Space, as the case may be) for a comparable term which comparable space is located in the Building and in other comparable first-class office buildings in the Financial District of San Francisco, California, taking into account and adjusting the Base Year to be the calendar year in which the Option Term (or the lease term for the First Offer Space, as the case may be) commences, and taking into consideration all free rent and other out-of-pocket concessions generally being granted at such time for such comparable space for the Option Term (or the lease term for the First Offer Space, as the case may be) (including, without limitation, any tenant improvement allowance provided for such comparable space, with the amount of such tenant improvement allowance to be provided for the Premises during the Option Term (or the First Offer Space during the lease term for the First Offer Space, as the case may be) to be determined after taking into account the age, quality and layout of the tenant improvements to the Premises (or the First Offer Space, as the case may be) as of the commencement of the Option Term (or the lease term for the First Offer Space, as the case may be)). All other terms and conditions of the Lease shall apply throughout the Option Term; however, Tenant shall, in no event, have the option to extend the Lease Term beyond the last Option Term described in Section 1 above.

     3. Exercise of Option. The option contained in this Extension Rider shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not more than (16) months nor less than fifteen (15) months prior to the expiration of the initial Lease Term, stated that Tenant may be interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than fourteen (14) months prior to the expiration of the initial Lease Term setting forth Landlord's determination of the Fair Market Rental Rate; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the date (the "Exercise Date") which is the earlier of (A) the date occurring twelve (12) months prior to the expiration of the initial Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice ("Exercise Notice") thereof to Landlord. In the event that Landlord determines that the Fair Market Rental Rate is greater than the Annual Base Rent payable by Tenant during the last year of the initial Lease Term, during the period of time between the date Landlord delivers the Option Rent Notice and the Exercise Date, Landlord and Tenant shall discuss Landlord's determination of the Fair Market Rental Rate. Concurrently with Tenant's delivery of the Exercise Notice, if Landlord and Tenant have not already agreed in writing upon the Fair Market Rental Rate, Tenant may object, in writing, to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice, in which event such Fair Market Rental Rate shall be determined pursuant to Section 4 below. Tenant's failure to deliver the Exercise Notice on or before the Exercise Date, shall be deemed to constitute Tenant's waiver of its extension right hereunder. Tenant's failure to timely object in writing to Landlord's determination of the Fair Market Rental Rate set forth in the Option Rent Notice shall be deemed Tenant's acceptance thereof and the following provisions of Section 4 shall not apply.

     4. Determination of Fair Market Rental Rate. If Tenant timely objects to the Fair Market Rental Rate submitted by Landlord in the Option Rent Notice (or timely objects to Landlord's determination of the Fair Market Rental Rate for the First Offer Space pursuant to Section 1.4.3 of the Lease). Landlord and Tenant shall thereafter attempt in good faith to agree upon such Fair Market Rental Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such Fair Market Rental Rate within thirty (30) days following Tenant's objection to such Fair Market Rental Rate (the "Outside Agreement Date") then the applicable Fair Market Rental Rate shall be submitted to appraisal in accordance with Sections 4.1 through 4.7 below.

          4.1 Landlord and Tenant shall each appoint one (1) "appraiser" who shall be profession be a real estate broker who shall have been active over the ten (10) year period ending on the date of such appointment in the brokerage of office buildings in the Financial District of San Francisco, California. The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's submitted Fair Market Rental Rate is the closer to the actual Fair Market Rental Rate as determined by the appraisers, taking into account the requirements with respect thereto set forth in Section 2 above. Each such appraiser shall be appointed within fifteen (15) days after the Outside Agreement Date.

          4.2 The two (2) appraisers so appointed shall, within fifteen (15) days of the date of the appointment of the [ILLEGIBLE]

          4.3 The three (3) appraisers shall, within thirty (30) days of the appointment of the third appraiser, reach a decision as to which of Landlord's or Tenant's submitted Fair Market Rental Rate is closer to the actual Fair Market Rental Rate and shall select such closer determination as the Fair Market Rental Rate and notify Landlord and Tenant thereof.

                                   EXTENSION
                                  OPTION RIDER
                                      -1-

          4.4 The decision of the majority of the three (3) appraisers shall be binding upon Landlord and Tenant; provided, however, in the event that the appraisers select a submitted Fair Market Rental Rate that is lower than the Annual Base Rent payable by Tenant for the last year of the initial Lease Term, then the Option Rent shall be qual to the Annual Base Rent payable by Tenant during the lease year of the initial Lease Term.

          4.5 If either Landlord or Tenant fails to appoint an appraiser within the time period specified in Section 4.1 hereinabove, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof, and such appraiser's decision shall be binding upon Landlord and Tenant.

          4.6 If the two (2) appraisers fail to agree upon and appoint a third appraiser, a third appraiser shall be appointed by the Superior Court of San Francisco County, California.

          4.7 Each party shall pay the fees and expenses of the appraiser appointed by or on behalf of it, and each shall pay one-half of the fees and expenses of the third appraiser, if any.

     5. Suspension of Right to Extend Lease Term. Notwithstanding anything in the foregoing to the contrary, at Landlord's option, and in addition to all of Landlord's remedies under the Lease, at law or in equity, the right to extend the Lease Term herein above granted to Tenant shall not be deemed to be properly exercised if, as of the date Tenant delivers the Exercise Notice or as of the end of the initial Lease Term, Tenant is in default under this Lease. In addition, Tenant's right to extend the Lease Term is personal to the original Tenant executing the Lease and any Affiliate to which Tenant's entire interest in this Lease has been assigned pursuant to Series 14.7 of the Lease, and may not be otherwise assigned or exercised, voluntarily or involuntarily, by or to, any person or entity other than the original Tenant or any Affiliate-assignee, and shall only be available to and exercisable by the Tenant of the Affiliate-assignee when the original Tenant or the Affiliate-assignee is in actual and physical possession of the entire Premises.

                                       "Landlord":

                                       WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                                       a Delaware limited partnership

                                       By: Legacy Partners Commercial, Inc.,
                                           a Texas corporation, as manager and
                                           agent for Landlord

                                       By:  /s/ [Signature Illegible]
                                          -----------------------------------

                                          Name:
                                               ------------------------------

                                          Its:
                                               ------------------------------





                                       "Tenant":

                                       MYPOINTS.COM, INC.,
                                       a Delaware corporation



                                       By:  /s/ CHAZ BERMAN EVP
                                          -----------------------------------

                                          Name:  Chaz Berman
                                               ------------------------------

                                          Its:   Executive Vice President
                                               ------------------------------



                                       By:  /s/ ROBERT C. HOYLER
                                          -----------------------------------

                                          Name:  Robert C. Hoyler
                                               ------------------------------

                                          Its:   President
                                               ------------------------------



                                   EXTENSION
                                  OPTION RIDER

                             LETTER OF CREDIT RIDER

      This LETTER OF CREDIT RIDER ("LC Rider") is made and entered into by and between WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and MYPOINTS.COM, INC., a Delaware corporation ("Tenant"), and is dated as of the date of the Office Lease ("Lease") by and between Landlord and Tenant to which this LC Rider is attached. The agreements set forth in this Letter of Credit Rider shall have the same force and effect as if set forth in the Lease and that certain Temporary Space Agreement by and between Landlord and Tenant (the "Temporary Agreement"). To the extent the terms of this LC Rider are inconsistent with the terms of the Lease or the Temporary Agreement, the terms of this LC Rider shall control.

      1. Concurrent with Tenant's execution of the Lease, Tenant shall deliver to Landlord, as collateral for the full and faithful performance by Tenant of all of its obligations under the Lease or the Temporary Agreement and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease or the Temporary Agreement, an irrevocable and unconditional negotiable letter of credit (the "Letter of Credit"), in the form and containing the terms required herein, payable in the County of San Francisco, California, running in favor of Landlord issued by a bank with offices in the County of San Francisco, California and approved by Landlord, in the amount set forth in Section 11 of the Summary of the Lease (the "Letter of Credit Amount"). The Letter of Credit shall be (i) at sight and irrevocable,
(ii) subject to the terms of this LC Rider, maintained in effect, whether through replacement, renewal or extension, for the period from the date of execution of the Lease and continuing until the date (the "LC Expiration Date") which is sixty (60) days after the expiration of the Lease Term, and Tenant shall deliver a new Letter of Credit or certificate of renewal or extension to Landlord at least thirty (30) days prior to the expiration of the Letter of Credit, without any action whatsoever on the part of Landlord, (iii) subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev) International Chamber of Commerce Publication #500, (iv) fully assignable by Landlord in connection with a transfer of Landlord's interest in the Lease and the Temporary Space Agreement, and (v) permit partial draws. In addition to the foregoing, the form and terms of the Letter of Credit and the bank issuing the same) shall be acceptable to Landlord, in Landlord's reasonable discretion, and shall provide, among other things, in effect that: (A) Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit upon the presentation to the issuing bank of Landlord's (or Landlord's then managing agent's) written statement that such amount is due to Landlord under the terms and conditions of the Lease or the Temporary Agreement, is being understood that if Landlord or its managing agent be a corporation, partnership or other entity, then such statement shall be signed by an officer (if a corporation), a general partner (if a partnership), or any authorized party (if another entity); (B) the Letter of Credit will be honored by the issuing bank without inquiry as to the accuracy thereof and regardless of whether the Tenant disputes the content of such statement; and
(C) in the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the Letter of Credit, in whole or in part (or cause a substitute letter of credit to be delivered, as applicable) to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said Letter of Credit to a new Landlord.

      2. If, as a result of any application or use by Landlord of all or any part of the Letter of Credit (or any "Cash Collateral," as that term is defined below), the amount of the Letter of Credit and Cash Collateral shall collectively be less than the Letter of Credit Amount, Tenant shall, within five (5) days thereafter, provide Landlord with either (1) cash (the "Cash Collateral") to be held and applied by Landlord as collateral in the same manner as if Landlord held such amount as part of the Letter of Credit, or (2) additional letter(s) of credit in an amount equal to the deficiency (or a replacement letter of credit in the total Letter of Credit Amount), and any such additional (or replacement) letter of credit shall comply with all of the provisions of this LC Rider, and if Tenant fails to comply with the foregoing, the same shall constitute an uncurable default by Tenant. Tenant further covenants and warrants that it will neither assign nor encumber the Letter of Credit or Cash Collateral, as the case may be, or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Without limiting the generality of the foregoing, if the Letter of Credit expires earlier than the LC Expiration Date, Landlord will accept Cash Collateral, a renewal letter of credit or substitute letter of credit (such renewal or substitute letter of credit or Cash Collateral to be in effect and delivered to Landlord, as applicable, not later than thirty (30) days prior to the expiration of the Letter of Credit), which with respect to any letter of credit shall be irrevocable and automatically renewable as above provided through the LC Expiration Date upon the same terms as the expiring Letter of Credit or such other terms as may be acceptable to Landlord in its reasonable discretion. However, if the Cash Collateral is not timely delivered or the Letter of Credit is not timely renewed or a substitute Letter of Credit is not timely received, or if Tenant fails to maintain the Letter of Credit and/or the Cash Collateral in the amount and in accordance with the terms set forth in this LC Rider, Landlord shall have the right to present the Letter of Credit to the bank in accordance with the terms of this LC Rider, and the entire sum evidenced thereby shall be paid to and held by Landlord as Cash Collateral for performance of all of Tenant's obligations under the Lease and the Temporary Agreement and for all losses and damages Landlord may suffer as a result of any default by Tenant under the Lease or the Temporary Agreement. Landlord shall not be required to keep any Cash Collateral separate from its general funds.

      3.    If there shall occur a default under the Lease as set forth in
Article 19 of the Lease or the Temporary Agreement, Landlord may, but without obligations to do so, draw upon the Letter of Credit and/or utilize the Cash Collateral, to the extent Landlord deems necessary to cure any default of Tenant and/or to compensate Landlord for any and all damages of any kind as nature sustained or which may be sustained by Landlord resulting from Tenant's default. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit, either prior to or following a "draw" by Landlord of any portion of the Letter of Credit, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw from the Letter of Credit. No condition or term of the Lease or the Temporary Agreement shall be deemed to render the Letter of Credit conditional to justify the issuer of the Letter of Credit in failing to honor a drawing upon such Letter of Credit in a timely manner.

      4. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor or Cash Collateral be (x) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (y) subject to the terms of such Section 1950.7, or (z) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (a) recite that the Letter of Credit and/or Cash Collateral, as the case may be, is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and



                                   LETTER OF
                                  CREDIT RIDER
relevancy thereto and (b) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws.

     5. Notwithstanding anything to the contrary set forth in this LC Rider, it is hereby agreed that the Letter of Credit Amount shall be reduced by and to the amounts on the dates set forth on the schedule below so long as no default on behalf of Tenant exists as of the scheduled production date and Landlord has not drawn down on any portion of this Letter of Credit prior to such reduction date. Any such reduction of the Letter of Credit Amount may be provided by amendment to or replacement of the Letter of Credit, as shall be determined by Landlord.

Reduction Date                                    Amount of Reduction    Revised Amount of Letter of Credit
First day of 25th month of initial Lease Term     $446,237.20            $1,482,437.50

First day of 37th month of initial Lease Term     $297,491.50            $1,189,956.00

First day of 49th month of initial Lease Term     $297,491.50            $892,470.50

     6. In the event that Landlord shall have improperly drawn down on any portion of the Letter of Credit and such drawn down portion(s) have been improperly applied by Landlord, then Tenant shall have the rights set forth in this Paragraph 6. Specifically, Tenant may institute legal proceedings to determine and collect the amount of the portion(s) of the Letter of Credit which Landlord improperly drew down, if any, and in the event that Tenant prevails in such legal proceedings and receives a final, non-appealable monetary judgment against Landlord, then Landlord shall pay such final, non-appealable monetary judgment to Tenant within thirty (30) days after the date such monetary judgment is entered. If such monetary judgment is not so paid, then Tenant shall be entitled to deduct from Rent (as such term is defined in Section 4.1 of the Lease) the amount of such final, non-appealable monetary judgment. The right of deduction described in the immediately preceding sentence shall be enforceable against Landlord and any successor-in-interest to Landlord, and shall prevail over any contrary provisions of the Lease or the Temporary Agreement.

                      "Landlord":

                      WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                      a Delaware limited partnership

                      By: Legacy Partners Commercial, Inc.
                          as agent and manager for Landlord

                          By: /s/ [Signature Illegible]
                              --------------------------------------------------
                              Name:
                                    --------------------------------------------
                              Its:
                                   ---------------------------------------------


                      "Tenant":

                      MYPOINTS.COM, a Delaware corporation

                      By: /s/ CHAZ BERMAN EVP
                          ------------------------------------------------------
                          Name: Chaz Berman
                                ------------------------------------------------
                          Its: Executive Vice President
                               -------------------------------------------------

                      By: /s/ ROBERT C. HOYLER
                          ------------------------------------------------------
                          Name: Robert C. Hoyler
                                ------------------------------------------------
                          Its: President
                               -------------------------------------------------